1933 Act File No. 033-60411
1940 Act File No. 811-07309

As Filed with the U.S. Securities and Exchange Commission on April 25, 2025
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No.
☐
Post-Effective Amendment No. 47
☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 48
☒

Federated Hermes Total Return Government Bond Fund
(Exact name of Registrant as Specified in Charter)

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
(Address of Principal Executive Offices)
(412) 288-1900
(Registrant’s Telephone Number, including Area Code)
Peter J. Germain, Esquire
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):
☐
immediately upon filing pursuant to paragraph (b)
☒
On April 28, 2025 pursuant to paragraph (b)
☐
60 days after filing pursuant to paragraph (a)(1)
☐
On __________ pursuant to paragraph (a)(1)
☐
75 days after filing pursuant to paragraph (a)(2)
☐
On __________ pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following:

☐
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
April 30, 2025

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	Institutional | FTRGX	Service | FTGSX	R6 | FTGLX

Federated Hermes Total Return Government Bond Fund

A mutual fund seeking to provide total return consistent with current income by investing in a portfolio consisting primarily of U.S. Treasury securities, U.S. government agency securities (including mortgage-backed securities issued by U.S. government agencies or instrumentalities) and related derivative contracts.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes Total Return Government Bond Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to pursue total return consistent with current income.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell Institutional Shares (IS), Service Shares (SS) and Class R6 Shares (R6) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
	IS	SS	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	IS	SS	R6
Management Fee	0.25%	0.25%	0.25%
Distribution (12b-1) Fee	None	0.25%	None
Other Expenses	0.32%	0.56%	0.27%
Total Annual Fund Operating Expenses	0.57%	1.06%	0.52%
Fee Waivers and/or Expense Reimbursements[1]	(0.24)%	(0.39)%	(0.20)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.33%	0.67%	0.32%
1
 The Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses, if any)
paid by the Fund’s IS, SS and R6 classes (after the voluntary waivers and/or reimbursements) will not exceed 0.32%, 0.66% and 0.31% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2026; or (b) the date of the Fund’s next effective Prospectus. While the
Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund’s Board of Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
IS	$58	$183	$318	$714
SS	$108	$337	$585	$1,294
R6	$53	$167	$291	$653
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 21% of the average value of its portfolio.
1

RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund’s overall strategy is to invest in a portfolio consisting primarily of U.S. Treasury securities, U.S. government agency securities (including mortgage-backed securities issued by U.S. government agencies or instrumentalities) and related derivative contracts. The Fund buys and sells portfolio securities based primarily on its market outlook and analysis of how securities may perform under different market conditions. The Fund evaluates its investment strategy by comparing the performance and composition of the Fund’s portfolio to the performance and composition of the Bloomberg U.S. Government Bond Index (BGB), an index composed of U.S. government and government agency securities with maturities of one year or more. Under normal market conditions, the Adviser currently limits the effective duration of the Fund’s portfolio to within 40% of the effective duration of the BGB. At times, the Adviser’s calculation of portfolio duration may result in variances outside this range. Duration is a measure of the price volatility of a fixed-income security as a result of changes in market rates of interest, based on the weighted average timing of the instrument’s expected fixed interest and principal payments.
Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in certain government securities that have no explicit financial support but are regarded as having implied support because the federal government sponsors their activities and the Fund may engage in short sales of U.S. Treasury securities and futures contracts.
Based on fundamental analysis, the Adviser will consider a variety of factors when making decisions to purchase or sell particular securities or derivative contracts. The Fund may, but is not required to, use derivative instruments, which are instruments that have a value based on another instrument, exchange rate or index, and may be used as substitutes for securities in which the Fund can invest, or to hedge against a potential loss in the underlying asset. There can be no assurance that the Fund’s use of derivative instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in U.S. government investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. government investments.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■ Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■ MBS Risk. A rise in interest rates may cause the value of mortgage-backed securities (MBS) held by the Fund to decline. Certain MBS issued by U.S. government-sponsored enterprises are not backed by the full faith and credit of the U.S. government. The Fund’s investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS.
■ Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
■ Counterparty Risk. Counterparty risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■ Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as those of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed-income securities when interest rates rise.
■ Liquidity Risk. The CMOs in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities.
2

■ Leverage Risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
■ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions and/or other potentially adverse effects.
■ Risk of Investing in Derivative Instruments. The Fund’s exposure to derivative contracts (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty, or the failure of the counterparty to meet its obligations under the contract, or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative instruments may be difficult to value, may be illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts. The loss on derivative transactions may substantially exceed the initial investment.
■ Short Sale Risk. The Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the sale and the date on which the Fund repurchases the security. The risk is that the securities price moves in the opposite direction than expected causing the Fund to lose money.
■ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s IS class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for each class averaged over the stated periods, and includes comparative performance information with a broad-based securities market index. The Fund’s performance is also compared to a secondary index to show how the Fund’s performance compares with the returns of an index with similar investments. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedHermes.com/us or by calling 1-800-341-7400.

The Fund’s IS class total return for the three-month period from January 1, 2025 to March 31, 2025, was 2.79%.
Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 7.77% (quarter ended March 31, 2020). Its lowest quarterly return was (5.30)% (quarter ended March 31, 2022).
3

Average Annual Total Return Table
The Fund’s R6 class commenced operations on June 29, 2016. For the periods prior to commencement of operations of the Fund’s R6 class, the R6 class performance information shown below is for the Fund’s IS class. The performance of the Fund’s IS class has not been adjusted to reflect the expenses applicable to the R6 class since the R6 class has a lower expense ratio than the expense ratio of the IS class. The performance of the IS class has been adjusted to remove any voluntary waiver of Fund expenses related to the IS class that may have occurred during the periods prior to the commencement of operations of the R6 class.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s IS class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the IS class, and after-tax returns for the SS and R6 classes will differ from those shown for the IS class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.
(For the Periods Ended December 31, 2024)
Share Class	1 Year	5 Years	10 Years
IS:
Return Before Taxes	0.63%	(0.67)%	0.81%
Return After Taxes on Distributions	(1.13)%	(1.77)%	(0.25)%
Return After Taxes on Distributions and Sale of Fund Shares	0.37%	(0.95)%	0.18%
SS:
Return Before Taxes	0.29%	(1.03)%	0.45%
R6:
Return Before Taxes	0.64%	(0.68)%	0.78%
Bloomberg US Aggregate Bond Index[1] (reflects no deduction for fees, expenses or taxes)	1.25%	(0.33)%	1.35%
Bloomberg US Government Bond Index[2]	0.62%	(0.63)%	0.85%
1
 The Fund has designated the Bloomberg US Aggregate Bond Index as the new broad-based securities market index in accordance with the SEC’s revised requirements for such an index. The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment-grade,
U.S. dollar-denominated, fixed-rate taxable bond market.
2
 The Bloomberg US Government Bond Index is a market value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company.
Todd A. Abraham, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since February of 2003.
Liam O’Connell, CFA, Portfolio Manager, has been the Fund’s portfolio manager since April of 2017.
J. Andrew Kirschler, Portfolio Manager, has been the Fund’s portfolio manager since April of 2017.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
IS & SS Classes
The minimum initial investment amount for the Fund’s IS and SS classes is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
R6 Class
There are no minimum initial or subsequent investment amounts required. The minimum investment amount for Systematic Investment Programs is $50.
4

Tax Information
IS & SS Classes
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
R6 Class
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
IS & SS Classes
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
R6 Class
Class R6 Shares do not make any payments to financial intermediaries, either from Fund assets or from the investment adviser and its affiliates.
What are the Fund’s Investment Strategies?
The Fund’s investment objective is to pursue total return consistent with current income. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.
The Fund’s total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities.
The Fund is intended to provide returns consistent with investments in U.S. government and government agency securities. The Fund’s overall strategy is therefore to invest in a portfolio consisting primarily of U.S. Treasury securities, U.S. government agency securities (including mortgage-backed securities issued by U.S. government agencies or instrumentalities) and related derivative contracts. A description of the principal types of securities and derivative contracts in which the Fund invests, other investment techniques principally used by the Fund, and their risks, immediately follows this strategy section.
The Adviser evaluates the investment strategy by comparing the performance and composition of the Fund’s portfolio to the performance and composition of the Bloomberg U.S. Government Bond Index (BBGB), an index composed of U.S. government and government agency securities with maturities of one year or more. Although there can be no assurance that the Fund’s total return will exceed the BBGB’s during any period, the Fund seeks to construct a portfolio that will perform favorably when compared to the BBGB over the long term. In pursuing this strategy, the composition of the Fund’s portfolio will vary from the composition of the BBGB. The Fund’s portfolio may also include individual securities not represented in the BBGB.
The Adviser may seek to control risks by adopting policies that limit the extent to which the Fund’s portfolio may vary from the BBGB. Under normal market conditions, the Adviser currently limits the effective duration of the Fund’s portfolio to within 40% of the effective duration of the BBGB. Effective duration provides a measure of the price sensitivity of a fixed-income security or portfolio of fixed-income securities to changes in interest rates. For example, if interest rates rise by one percentage point (in parallel shift) the net asset value (NAV) of a fund with an average duration of five years theoretically would decline about 5.0%. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations.
In implementing the Fund’s investment strategy, the Adviser typically will take into consideration: (i) overall levels of interest rates; (ii) volatility of interest rates; (iii) relative interest rates of securities with longer and shorter durations (known as “yield curve”); and (iv) relative interest rates of different types of securities (such as U.S. Treasury securities, U.S. government securities and mortgage-backed securities).
Based on fundamental analysis, the Adviser will consider a variety of factors when making decisions to purchase or sell particular MBS or derivative contracts, including: the securities’ specific interest rate and prepayment risks, and price sensitivity to changes in market spread levels and in the level of interest rate volatility. In analyzing mortgage-backed securities, the Adviser may also consider the average interest rates of the underlying loans, the prior and expected prepayments and any guarantee of the security or underlying loans by a government-sponsored entity. The Fund also may engage in short sales of U.S. Treasury securities and futures contracts.
5

The Fund may, but is not required to, use derivative instruments, which are instruments that have a value based on another instrument, exchange rate or index, and may be used as substitutes for securities in which the Fund can invest, or to hedge against a potential loss in the underlying asset. The Fund may use futures contracts, options, options on futures (including those relating to interest rates) and swaps as tools in the management of portfolio assets, or other elements of its investment strategy. There can be no assurance that the Fund’s use of derivative instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in U.S. government investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. government investments.
TEMPORARY INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or by holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic, or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund’s investment returns and/or the ability to achieve the Fund’s investment objective.
What are the Fund’s Principal Investments?
The following provides general information on the Fund’s principal investments. The Fund’s Statement of Additional Information (SAI) provides information about the Fund’s non-principal investments and may provide additional information about the Fund’s principal investments.
Fixed-Income Securities
The Fund may invest in the fixed-income securities described below. The Fund’s fixed-income investments may include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities and money market instruments. Fixed-income securities may be issued by: U.S. corporations or entities; U.S. banks; and the U.S. government, its agencies, authorities, instrumentalities or GSEs. These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate and zero coupon.
U.S. Government Securities (A Type of Fixed-Income Security)
U.S. government securities include U.S. Treasury obligations, which differ in their yields, maturities and times of issuance, and obligations issued or guaranteed by U.S. government agencies or instrumentalities (“agency obligations”). Agency obligations may be guaranteed by the U.S. government or they may be backed by the right of the issuer to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the obligations, or the credit of the agency or instrumentality. As a result of their high credit quality and market liquidity, U.S. government securities generally provide lower current yields than obligations of other issuers. While certain U.S. government-sponsored enterprises (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury or any other segment of the U.S. government.
Mortgage-Backed Securities (MBS) (A Type of Fixed-Income Security)
An MBS is a type of pass-through security, which is a pooled debt obligation repackaged as interests that pass principal and interest through an intermediary to investors. In the case of MBS, the ownership interest is issued by a trust and represents participation interests in pools of adjustable and fixed-rate mortgage loans. MBS are most commonly issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Most MBS make these payments monthly; however, certain MBS are backed by mortgage loans which do not generate monthly payments but rather generate payments less frequently.
6

The MBS acquired by the Fund could be secured by fixed-rate mortgages, adjustable rate mortgages or hybrid adjustable rate mortgages. Adjustable rate mortgages are mortgages whose interest rates are periodically reset when market rates change. A hybrid adjustable rate mortgage (“hybrid ARM”) is a type of mortgage in which the interest rate is fixed for a specified period and then resets periodically, or floats, for the remaining mortgage term. Hybrid ARMs are usually referred to by their fixed and floating periods. For example, a “5/1 ARM” refers to a mortgage with a five-year fixed interest rate period, followed by 25 annual interest rate adjustment periods.
The Fund also may invest in collateralized mortgage obligations (CMOs). The two types of CMOs are: (1) MBS that are collateralized by mortgage loans or mortgage pass-through securities; and (2) multi-class, pass-through securities, which are interests in a trust composed of mortgage loans or other MBS. CMOs may be issued by U.S. governmental or government-related enterprises. CMOs are issued in multiple classes, often referred to as “tranches,” with each tranche having a specific fixed or floating coupon rate, and stated maturity or final distribution date. CMOs are subject to the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) may cause the CMOs to be retired substantially earlier or later than their stated maturities or final distribution dates, and will affect the yields and prices of CMOs.
Mortgage dollar rolls are transactions in which the Fund sells MBS for delivery in the current month with a simultaneous contract entered to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date and price (a “mortgage roll”). During the roll period, the Fund foregoes principal and interest paid on the MBS. Mortgage dollar-roll transactions may be used to seek to increase the Fund’s income. The Fund uses repurchase agreements and short-term, fixed-income securities to secure its obligations in these transactions.
Investments in MBS expose the Fund to MBS, interest rate, prepayment and credit risks.
Commercial Mortgage-Backed Securities (A Type of Mortgage-Backed Security)
Commercial mortgage-backed securities (CMBS) represent interests in mortgage loans on commercial real estate, such as loans for hotels, shopping centers, office buildings and apartment buildings. Generally, the interest and principal payments on these loans are passed on to investors in CMBS according to a schedule of payments. The risks associated with CMBS reflect the risks of investing in the commercial real estate securing the underlying mortgage loans and are therefore different from the risks of other types of MBS. The Fund will only invest in CMBS that are guaranteed by a federal agency or instrumentality, such as (but not limited to), Freddie Mac and Fannie Mae. The Fund’s CMBS investments may expose the Fund to interest rate, prepayment and liquidity risks.
Derivative Contracts
Derivative contracts are financial instruments that derive their value from underlying securities, commodities, currencies, indices, or other assets or instruments, including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). The most common types of derivative contracts are swaps, futures and options, and major asset classes include interest rates, equities, commodities and foreign exchange. Each party to a derivative contract may sometimes be referred to as a “counterparty”. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash-settled” derivatives since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on exchanges. In these circumstances, the relevant exchange sets all the terms of the contract except for the price. Parties to an exchange-traded derivative contract make payments through the exchange. Most exchanges require traders to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects traders against a potential default by their counterparty. Trading contracts on an exchange also allows traders to hedge or mitigate certain risks or carry out more complex trading strategies by entering into offsetting contracts.
The Fund may also trade derivative contracts over-the-counter (OTC), meaning off-exchange, in transactions negotiated directly between the Fund and an eligible counterparty, which may be a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded derivative contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
7

The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Regulations enacted by the Commodity Futures Trading Commission (the “CFTC”) under the Dodd-Frank Act require the Fund to clear certain types of swap contracts (including certain interest rate and credit default swaps) through a central clearinghouse known as a derivatives clearing organization (DCO).
To clear a swap through a DCO, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearinghouse member. The Fund may enter into the swap with a counterparty other than the FCM and arrange for the contract to be transferred to the FCM for clearing or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on a registered exchange (either a designated contract market (DCM) or swap execution facility (SEF)). Central clearing is presently required only for certain swaps; the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
DCOs, DCMs, SEFs and FCMs are all subject to regulatory oversight by the CFTC. In addition, certain derivative market participants that act as market makers and engage in a significant amount of “dealing” activity are also required to register as swap dealers with the CFTC. Among other things, swap dealers are subject to minimum capital requirements and business conduct standards and must also post and collect initial and variation margin on uncleared swaps with certain of their counterparties. Because of this, if the Fund enters into uncleared swaps with any swap dealers, it may be subject to initial and variation margin requirements that could impact the Fund’s ability to enter into swaps in the OTC market, including making transacting in uncleared swaps significantly more expensive.
At this point in time, most of the Dodd-Frank Act has been fully implemented, though a small number of remaining rulemakings are unfinished or are subject to phase-in periods. Any future regulatory or legislative activity would not necessarily have a direct, immediate effect upon the Fund, though it is within the realm of possibility that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a DCO, or certain other factors, such as collecting margin from the counterparty.
As discussed above, a counterparty’s exposure under a derivative contract may in some cases be required to be secured with initial and/or variation margin (a form of “collateral”).
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation as a commodity pool operator under the Act with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell (such as interest rate futures, index futures and security futures).
Option Contracts (A Type of Derivative)
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
8

Swap Contracts (A Type of Derivative)
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.
OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES
Derivatives Regulation and Asset Coverage
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In addition, effective August 19, 2022, Rule 18f-4 (the “Derivatives Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), replaced the asset segregation framework previously used by funds to comply with limitations on leverage imposed by the 1940 Act. The Derivatives Rule generally mandates that a fund either limit derivatives exposure to 10% or less of its net assets, or in the alternative implement: (i) limits on leverage calculated based value-at-risk (VAR); (ii) a written derivatives risk management program (DRMP) administered by a derivatives risk manager appointed by the Fund’s Board, including a majority of the independent Board members, that is periodically reviewed by the Board; and (iii) new reporting and recordkeeping requirements.
Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.
The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to credit risks. The Fund invests in overnight repurchase agreements in order to maintain sufficient cash to pay for daily net redemptions and portfolio transactions.
Additional Information Regarding the Security Selection Process
As part of analysis in its security selection process, among other factors, the Adviser also evaluates whether environmental, social and governance factors could have a positive or negative impact on the risk profiles of many issuers or guarantors in the universe of securities in which the Fund may invest. The Adviser may also consider information derived from active engagements conducted by its engagement and stewardship affiliate with certain issuers or guarantors on environmental, social and governance topics. This qualitative analysis does not automatically result in including or excluding specific securities but may be used by Federated Hermes as an additional input in its primary analysis.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund’s principal investments. Any additional risks associated with the Fund’s non-principal investments are described in the Fund’s SAI. The Fund’s SAI also may provide additional information about the risks associated with the Fund’s principal investments.
Interest Rate Risk
Prices of fixed-income securities rise and fall in response to changes in interest rates. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. The duration of a fixed-income security may be equal to or shorter than the stated maturity of a fixed-income security. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates. Duration measures the price sensitivity of a fixed-income security given a change in interest rates. For example, if a fixed-income security has an effective duration of three years, a 1% increase in general interest rates would be expected to cause the security’s value to decline about 3% while a 1% decrease in general interest rates would be expected to cause the security’s value to increase about 3%.
9

MBS Risk
MBS have unique risks. A rise in interest rates may cause the value of MBS held by the Fund to decline. The mortgage loans underlying MBS generally are subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. If the underlying mortgages are paid off sooner than expected, the Fund may have to reinvest this money in mortgage-backed or other securities that have lower yields. Hybrid ARMs also involve special risks. Like ARMs, hybrid ARMs have periodic and lifetime limitations on the increases that can be made to the interest rates that mortgagors pay. Therefore, if during a floating rate period, interest rates rise above the interest rate limits of the hybrid ARM, the Fund will not benefit from further increases in interest rates. See “Prepayment and Extension Risk” and “Interest Rate Risk.” CMOs with complex or highly variable prepayment terms generally entail greater market, prepayment and liquidity risks than other MBS. For example, their prices are more volatile and their trading market may be more limited.
MBS are subject to the risk that payments made on a security will not be made when due. Payments on MBS are primarily derived from the interest and principal payments of the underlying mortgages. Some MBS also have guarantees or other structural features that provide additional support for interest and principal payments on the MBS if payments on the underlying mortgages are not made. MBS are subject to the risk that the underlying mortgage borrowers fail to make timely payments of interest and principal and that any guarantee or other structural feature, if present, is insufficient to enable the timely payment of interest and principal on the MBS. The structure of certain CMO interests held by the Fund may cause the Fund to be paid interest and/or principal on its investment only after holders of other interests in that particular CMO have received the full repayment of principal or interest on their investments. MBS are most commonly issued or guaranteed by GSEs, but also may be issued or guaranteed by private entities, which generally entail greater risk. Certain MBS issued by GSEs are not backed by or entitled to the full faith and credit of the U.S. government, but are, however, supported through federal subsidies, loans or other benefits. The Fund also may invest in certain MBS issued by GSEs that have no explicit financial support, and are supported only by the credit of the applicable GSEs (in addition to the underlying mortgages and related debt service payments). The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other GSEs in the future. Although certain MBS are guaranteed as to timely payment of interest and principal by a GSE, the market prices for such securities are not guaranteed and will fluctuate. See “Credit Risk.”
Credit Risk
It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
Many fixed-income securities receive credit ratings from nationally recognized statistical rating organizations (NRSROs) such as Fitch Rating Service, Moody’s Investor Services, Inc. and Standard & Poor’s that assign ratings to securities by assessing the likelihood of an issuer and/or guarantor default. Higher credit ratings correspond to lower perceived credit risk and lower credit ratings correspond to higher perceived credit risk. Credit ratings may be upgraded or downgraded from time to time as an NRSRO’s assessment of the financial condition of a party obligated to make payments with respect to such securities and credit risk changes. The impact of any credit rating downgrade can be uncertain. Credit rating downgrades may lead to increased interest rates and volatility in financial markets, which in turn could negatively affect the value of the Fund’s portfolio holdings, its share price and its investment performance. Credit ratings are not a guarantee of quality. Credit ratings may lag behind the current financial conditions of the issuer and/or guarantor and do not provide assurance against default or other loss of money. Credit ratings do not protect against a decline in the value of a security. If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment.
Fixed-income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or other appropriate benchmark with a comparable maturity (the “spread”) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline if interest rates remain unchanged.
Counterparty Risk
Counterparty risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
10

PREPAYMENT and extension RISK
Unlike traditional fixed-income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on MBS include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments, as well as unscheduled payments from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect the Fund’s MBS holdings.
The mortgage loans underlying MBS are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in a rising interest rate environment. Under certain interest and prepayment rate scenarios, the Fund may fail to recover the full amount of its investment in MBS, notwithstanding any direct or indirect governmental or agency guarantee. Because faster-than-expected prepayments typically are invested in lower yielding securities, MBS are less effective than conventional bonds in “locking in” a specified yield rate. For premium bonds, prepayment risk may be elevated. In a rising interest rate environment, a declining prepayment rate will extend the average life of many MBS. This possibility is often referred to as extension risk. Extending the average life of an MBS increases the risk of depreciation due to future increases in market interest rates.
LIQUIDITY RISK
The secondary market for some securities held by the Fund is less liquid than for more widely traded fixed-income securities. In certain situations, the Fund could find it more difficult to sell such securities at desirable times and/or prices. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
LEVERAGE RISK
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
RISK RELATED TO THE ECONOMY
The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets based on negative developments in the U.S. and global economies. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause volatility, illiquidity and/or other potentially adverse effects in the financial markets, including the fixed-income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets, including the fixed-income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects which could negatively impact the Fund’s performance. For example, the value of certain portfolio securities may rise or fall in response to changes in interest rates, which could result from a change in government policies, and has the potential to cause investors to move out of certain portfolio securities, including fixed-income securities, on a large scale. This may increase redemptions from funds that hold large amounts of certain securities and may result in decreased liquidity and increased volatility in the financial markets. Market factors, such as the demand for particular portfolio securities, may cause the price of certain portfolio securities to fall while the prices of other securities rise or remain unchanged.
RISK OF INVESTING IN DERIVATIVE INSTRUMENTS
The Fund’s exposure to derivative contracts (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty, or the failure of the counterparty to meets its obligations under the contract, or due to tax or regulatory constraints. Derivatives may create investment leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivative risks may be more significant when derivatives are used to enhance return or as a substitute for a position or security, rather than solely to hedge the risk of a position or security held by the Fund. Derivatives used for hedging purposes may not reduce risk if they are not sufficiently correlated to the position being hedged. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be
11

illiquid and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted. The loss on derivative transactions may substantially exceed the initial investment.
SHORT SALE RISK
The Fund may incur a loss as a result of a short sale if the price of the security increases between the date of the sale and the date on which the Fund repurchases the security. The risk is that the securities price moves in the opposite direction than expected causing the Fund to lose money.
TECHNOLOGY RISK
The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
When the Fund receives your transaction request in proper form (as described in this Prospectus under the sections entitled “How to Purchase Shares” and “How to Redeem and Exchange Shares”), it is processed at the next calculated net asset value of a Share (NAV). A Share’s NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The Fund’s current NAV and/or public offering price may be found at FederatedHermes.com/us, via online news sources and in certain newspapers.
You can purchase, redeem or exchange Shares any day the NYSE is open.
When the Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares.
In calculating its NAV, the Fund generally values investments as follows:
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Adviser.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures generally described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Fair Valuation
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Board has designated the Adviser as the Fund’s valuation designee to perform the fair valuation determination for securities and other assets held by the Fund. The Adviser, acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee the Adviser’s fair value determinations.
12

The Valuation Committee is also authorized to use pricing services to provide fair price evaluations of the current fair value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser as the valuation designee. The Board periodically reviews the fair valuations made by the Valuation Committee. The Board has also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures. The Fund’s SAI discusses the methods used by pricing services and the Valuation Committee in valuing investments.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other registered funds to calculate their NAVs. The application of the fair value procedures to an investment represents a good faith determination of such investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
COMMISSIONS ON CERTAIN SHARES
The Fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of IS or R6 Shares. However, if you purchase IS or R6 Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker.
Because the Fund is not a party to any such commission arrangement between you and your broker, any purchases and redemptions of IS or R6 Shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a broker are not reflected in the fees and expenses listed in the “Risk/Return Summary: Fees and Expenses” section of the Fund’s Prospectus and described above nor are they reflected in the “Performance: Bar Chart and Table,” because they are not charged by the Fund.
Shares of the Fund are available in other share classes that have different fees and expenses.
How is the Fund Sold?
The Fund offers the following Share classes: Institutional Shares (IS), Service Shares (SS) and R6 Shares (R6), each representing interests in a single portfolio of securities. All Share classes have different sales charges and/or other expenses which affect their performance. Please note that certain purchase restrictions may apply.
Under the Distributor’s Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Hermes, Inc. (“Federated Hermes,” formerly, Federated Investors, Inc.).
IS & SS Classes
The Fund’s Distributor markets the IS and SS classes to Eligible Investors, as described below. In connection with a request to purchase an IS or SS class, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, IS and SS classes are not available for direct investment by natural persons.
The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of IS or SS classes (however, such accounts remain subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus):
■ An investor participating in a no-load platform, network or other fee-based program offered by a financial intermediary, for example, a wrap-account or retirement platform where Federated Hermes has entered into an agreement with the intermediary;
■ A trustee/director or former trustee/director (e.g., Trustee/Director Emeritus), employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
■ An employer-sponsored retirement plan;
■ A trust institution investing on behalf of its trust customers;
■ Additional sales to an investor (including a natural person) who owned IS and/or SS classes of the Fund as of December 31, 2008;
■ A Federated Hermes Fund;
■ An investor (including a natural person) who acquired IS and/or SS classes of a Federated Hermes fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
13

■ In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated Hermes or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated Hermes; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or sub-advised by a Federated Hermes investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of IS or SS classes (see “How to Purchase Shares” below):
■ An investor, other than a natural person, purchasing IS and/or SS classes directly from the Fund; and
■ In connection with an initial purchase of IS and/or SS classes through an exchange, an investor (including a natural person) who owned IS and/or SS classes of another Federated Hermes fund as of December 31, 2008.
R6 Class
The Fund’s Distributor markets the R6 class to Eligible Investors, as described below. The Class R6 Shares are sold at net asset value and are not subject to any minimum initial or subsequent investment amounts. In connection with a request to purchase the R6 class, you should provide documentation sufficient to verify your status as an Eligible Investor.
Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make similar payments to financial intermediaries. As a general matter, the R6 class is not available for direct investment by natural persons. Individual shareholders who purchase Class R6 Shares through retirement platforms or other intermediaries will not be eligible to hold Class R6 Shares outside of their respective plan or intermediary platform.
Following are categories of Eligible Investors:
■ An investor participating in a no-load platform, network or other fee-based program offered by a financial intermediary, for example, a wrap-account or retirement platform where Federated Hermes has entered into an agreement with the intermediary;
■ A trustee/director or former trustee/director (e.g., Trustee/Director Emeritus), employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
■ An employer-sponsored retirement plan;
■ A trust institution investing on behalf of its trust customers;
■ An investor, other than a natural person, purchasing Shares directly from the Fund;
■ A Federated Hermes Fund;
■ An investor (including a natural person) who acquired the R6 class of a Federated Hermes fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
■ In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated Hermes or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated Hermes; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or sub-advised by a Federated Hermes investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
Intra-Fund Share Conversion Program
A shareholder in the Fund’s Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares.
Payments to Financial Intermediaries
The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
The Fund’s Class R6 Shares do not make any payments to financial intermediaries, either from Fund assets or from the investment adviser and its affiliates.
14

RULE 12b-1 FEES
SS Class
The Board has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.25% of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s SS class. When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Federated Hermes and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and/or marketing fees.
service fees
SS Class
SS class may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Hermes, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated Hermes. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.
ACCOUNT ADMINISTRATION FEES
SS Class
SS class may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
RECORDKEEPING FEES
IS & SS Classes
The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Networking Fees on that same account.
networking fees
IS & SS Classes
The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER PERSONS
IS & SS Classes
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, and other persons, that support the sale of Shares or provide services to the Fund and/or its shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons or other persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries and other persons receive such payments, and the amount of compensation may vary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary or other person sells, may sell or arrange for the sale of Shares; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary or other person. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s
15

organization. In addition, as discussed above in “Commissions on Certain Shares,” if you purchase IS or R6 Shares through a broker acting solely as an agent on behalf of its customers, you may be required to pay a commission to the broker in an amount determined and separately disclosed to you by the broker. You can ask your financial intermediary, or any other person that provides services to you, for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
How to Purchase Shares
You may purchase Shares of the Fund any day the NYSE is open. Shares will be purchased at the NAV next calculated after your investment is received by the Fund, or its agent, in proper form. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form. All accounts, with the exception of R6 class accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund’s policy on “Accounts with Low Balances” as discussed later in this Prospectus.
For important account information, see the section “Security and Privacy Protection.”
IS & SS Classes
Eligible investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated Hermes fund in the manner described above under “How is the Fund Sold?”
Where applicable, the required minimum initial investment for IS and SS classes is generally $1,000,000. There is no minimum subsequent investment amount.
R6 Class
Eligible Investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated Hermes fund in the manner described above under “How is the Fund Sold?”
There is no minimum initial or subsequent investment amount required.
THROUGH A FINANCIAL INTERMEDIARY
■ Establish an account with the financial intermediary; and
■ Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time).
The Fund has authorized certain intermediaries to accept Share purchase orders on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the Fund, and Shares will be bought at the NAV next calculated after such an order is received by the authorized intermediary. If your financial intermediary is not an authorized intermediary, the Fund or its agent must receive the purchase order in proper form from your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) in order for your transaction to be priced at that day’s NAV. In addition, your financial intermediary must forward your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund’s transfer agent, SS&C GIDS, Inc. (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund’s Transfer Agent.
Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”
Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
Shareholders are encouraged to ask their financial intermediary if they are an authorized agent for the Fund and about any fees that may be charged by the financial intermediary.
DIRECTLY FROM THE FUND
■ Establish your account with the Fund by submitting a completed New Account Form; and
■ Send your payment to the Fund by Federal Reserve wire or check.
You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or the Fund’s Transfer Agent.
16

By Wire
To facilitate processing your order, please call the Fund before sending the wire. Send your wire to:
State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BNF: 23026552
Attention: Federated Hermes EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.
By Check
Make your check payable to The Federated Hermes Funds, note your account number on the check, and send it to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
If you send your check by a private courier or overnight delivery service that requires a street address, send it to:
The Federated Hermes Funds
801 Pennsylvania Avenue
Suite 219318
Kansas City, MO 64105-1307
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Hermes Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.
By Direct Deposit
You may establish Payroll Deduction/Direct Deposit arrangements for investments into the Fund by either calling a Client Service Representative at 1-800-341-7400; or by completing the Payroll Deduction/Direct Deposit Form, which is available on FederatedHermes.com/us under “Resources” and then “Literature and Forms,” then “Forms.” You will receive a confirmation when this service is available.
THROUGH AN EXCHANGE
You may purchase Fund Shares through an exchange from another Federated Hermes fund. To do this you must:
■ meet any applicable shareholder eligibility requirements;
■ ensure that the account registrations are identical;
■ meet any applicable minimum initial investment requirements; and
■ receive a prospectus for the fund into which you wish to exchange.
An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund may modify or terminate the exchange privilege at any time.
You may purchase Shares through an exchange from any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, no-load Class A Shares and Class R Shares of any Fund.
By Online Account Services
You may access your accounts online to purchase Shares through FederatedHermes.com/us’s Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedHermes.com/us and select “Sign In” and “Access and Manage Investments,” or call 1-800-341-7400, Option #4 to speak with a Client Service Representative.
17

BY SYSTEMATIC INVESTMENT PROGRAM (SIP)
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.
BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.
How to Redeem and Exchange Shares
You should redeem or exchange Shares:
■ through a financial intermediary if you purchased Shares through a financial intermediary; or
■ directly from the Fund if you purchased Shares directly from the Fund.
Shares of the Fund may be redeemed for cash, or exchanged for shares of other Federated Hermes funds as described herein, on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.
Redemption proceeds normally are wired or mailed within one business day for each method of payment after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed for up to seven days under certain circumstances (see “Limitations on Redemption Proceeds”).
For important account information, see the section “Security and Privacy Protection.”
THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.
DIRECTLY FROM THE FUND
By Telephone
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.
If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day’s NAV.
By Mail
You may redeem or exchange Shares by sending a written request to the Fund.
You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.
Send requests by mail to:
The Federated Hermes Funds
P.O. Box 219318
Kansas City, MO 64121-9318
Send requests by private courier or overnight delivery service to:
The Federated Hermes Funds
801 Pennsylvania Avenue
Suite 219318
Kansas City, MO 64105-1307
All requests must include:
■ Fund name and Share class, account number and account registration;
■ amount to be redeemed or exchanged;
■ signatures of all shareholders exactly as registered; and
■ if exchanging, the Fund name and Share class, account number and account registration into which you are exchanging.
Call your financial intermediary or the Fund if you need special instructions.
18

Signature Guarantees
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:
■ your redemption will be sent to an address other than the address of record;
■ your redemption will be sent to an address of record that was changed within the last 30 days;
■ a redemption is payable to someone other than the shareholder(s) of record; or
■ transferring into another fund with a different shareholder registration.
A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.
By Online Account Services
You may access your accounts online to redeem or exchange Shares through FederatedHermes.com/us’s Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit FederatedHermes.com/us and select “Sign In” and “Access and Manage Investments,” or call 1-800-341-7400, Option #4 to speak with a Client Service Representative.
PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:
■ An electronic transfer to your account at a financial institution that is an ACH member; or
■ Wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.
Methods the Fund May Use to Meet Redemption Requests
The Fund intends to pay Share redemptions in cash. To ensure that the Fund has cash to meet Share redemptions on any day, the Fund typically expects to hold a cash or cash equivalent reserve or sell portfolio securities.
In unusual or stressed circumstances, the Fund may generate cash in the following ways:
■ Inter-fund Borrowing and Lending. The SEC has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Hermes (“Federated Hermes funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
■ Committed Line of Credit. The Fund participates with certain other Federated Hermes funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the funds, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding.
■ Redemption in Kind. Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “in-kind” distribution of the Fund’s portfolio securities. Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period. Redemptions in kind are made consistent with the procedures adopted by the Fund’s Board, which generally include distributions of a pro rata share of the Fund’s portfolio assets. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, securities received may be subject to market risk and the shareholder could incur taxable gains and brokerage or other charges in converting the securities to cash.
LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
■ to allow your purchase to clear (as discussed below);
■ during periods of market volatility;
■ when a shareholder’s trade activity or amount adversely impacts the Fund’s ability to manage its assets; or
■ during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
19

If you request a redemption of Shares recently purchased by check (including a cashier’s check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.
In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed (including beyond seven days), during any period:
■ when the NYSE is closed, other than customary weekend and holiday closings;
■ when trading on the NYSE is restricted, as determined by the SEC;
■ in which an emergency exists, as determined by the SEC, so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or
■ as the SEC may by order permit for the protection of Fund shareholders.
You will not accrue interest or dividends on uncashed redemption checks from the Fund when checks are undeliverable and returned to the Fund.
EXCHANGE PRIVILEGE
You may exchange Shares of the Fund. To do this, you must:
■ meet any applicable shareholder eligibility requirements;
■ ensure that the account registrations are identical;
■ meet any applicable minimum initial investment requirements; and
■ receive a prospectus for the fund into which you wish to exchange.
An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund may modify or terminate the exchange privilege at any time.
You may exchange Shares of the Fund for shares of any Federated Hermes fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Hermes Institutional Tax-Free Cash Trust, Federated Hermes Institutional Prime Obligations Fund, no-load Class A Shares and Class R Shares of any Fund.
Systematic Withdrawal/Exchange Program
You may automatically redeem or exchange Shares. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
ADDITIONAL CONDITIONS
Telephone Transactions
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
Share Certificates
The Fund no longer issues share certificates. If you are redeeming or exchanging Shares represented by certificates previously issued by the Fund, you must return the certificates with your written redemption or exchange request. For your protection, send your certificates by registered or certified mail, but do not endorse them.
Security and Privacy Protection
ONLINE ACCOUNT and TELEPHONE ACCESS SECURITY
Federated Hermes will not be responsible for losses that result from unauthorized transactions, unless Federated Hermes does not follow procedures designed to verify your identity. When initiating a transaction by telephone or online, shareholders should be aware that any person with access to your account and other personal information including PINs (Personal Identification Numbers) may be able to submit instructions by telephone or online. Shareholders are responsible for protecting their identity by using strong usernames and complex passwords which utilize combinations of mixed case letters, numbers and symbols, and change passwords and PINs frequently.
20

Using FederatedHermes.com/us’s Account Access website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. The Transfer Agent has adopted security procedures to confirm that Internet instructions are genuine. The Transfer Agent will also send you written confirmation of share transactions. The Transfer Agent, the Fund and any of its affiliates will not be liable for losses or expenses that occur from fraudulent Internet instructions reasonably believed to be genuine.
The Transfer Agent or the Fund will employ reasonable procedures to confirm that telephone transaction requests are genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you written confirmation, or requiring other confirmation security procedures. The Transfer Agent, the Fund and any of its affiliates will not be liable for relying on instructions submitted by telephone that the Fund reasonably believes to be genuine.
ANTI-MONEY LAUNDERING COMPLIANCE
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on governmental lists of known or suspected terrorists or terrorist organizations. Pursuant to the requirements under the USA PATRIOT Act, the information obtained will be used for compliance with the USA PATRIOT Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or other illicit activities.
Information required includes your name, residential or business address, date of birth (for an individual), and other information that identifies you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required information is not provided. If, after reasonable effort, the Fund is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially suspicious, fraudulent or criminal activity, the Fund reserves the right to close your account and redeem your shares at the next calculated NAV without your permission. Any applicable contingent deferred sales charge (CDSC) will be assessed upon redemption of your shares.
The Fund has a strict policy designed to protect the privacy of your personal information. A copy of Federated Hermes’ privacy policy notice was given to you at the time you opened your account. The Fund sends a copy of the privacy notice to you annually. You may also obtain the privacy notice by calling the Fund, or through FederatedHermes.com/us.
Account and Share Information
CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.
DIVIDENDS AND CAPITAL GAINS
The Fund declares any dividends daily and pays them monthly to shareholders. If you purchase Shares by wire, you begin earning dividends on the day your wire is received. If you purchase Shares by check, you begin earning dividends on the business day after the Fund receives your check. In either case, you earn dividends through the day your redemption request is received.
In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. If the Fund declares more than one distribution of capital gains during the course of a calendar year, the Fund will attempt to pay all distributions at one time at the end of the year. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated Hermes fund of which you are already a shareholder.
If you purchase Shares just before the record date for a capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.
21

Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund’s distributions, if applicable, is available via the link to the Fund and share class name at FederatedHermes.com/us/FundInformation.
Small Distributions and Uncashed Checks
Generally, dividend and/or capital gain distributions payable by check in an amount of less than $25 will be automatically reinvested in additional shares. This policy does not apply if you have elected to receive cash distributions that are directly deposited into your bank account via wire or ACH.
Additionally, if one or more dividend or capital gain distribution checks are returned as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks. For questions on whether reinvestment applies to your distributions, please contact a Client Service Representative at 1-800-341-7400.
Certain states, including the State of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property (“escheatment”) notifications by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state laws, including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if Shares are held directly with the Fund) or to the shareholder’s financial intermediary (if Shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on a state’s official website.
ACCOUNTS WITH LOW BALANCES
IS & SS Classes
Federated Hermes reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below:
■ $25,000 for the IS and SS classes.
Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.
TAX INFORMATION
The Fund and/or your financial intermediary provides year-end tax information and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.
Fund distributions are expected to be both dividends and capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
FREQUENT TRADING POLICIES
Given the liquid nature of the Fund’s investments and the low transaction costs associated with these investments, the Fund does not anticipate that in the normal case frequent or short-term trading into and out of the Fund will have significant adverse consequences for the Fund and its shareholders. For this reason, the Fund’s Board has not adopted policies or procedures to monitor or discourage frequent or short-term trading of the Fund’s Shares. Regardless of their frequency or short-term nature, purchases and redemptions of Fund Shares can have adverse effects on the management of the Fund’s portfolio and its performance.
Other funds in the Federated Hermes family of funds may impose monitoring policies. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated Hermes funds or their shareholders. If you plan to exchange your fund shares for shares of another Federated Hermes fund, please read the prospectus of that other Federated Hermes fund for more information.
22

PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedHermes.com/us/FundInformation. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund’s portfolio and a percentage breakdown of the portfolio by sector.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedHermes.com/us. The Fund’s Form N-CSR contains complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov.
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund’s portfolio holdings and/or composition may be posted to FederatedHermes.com/us. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Adviser, Federated Investment Management Company. The Adviser manages the Fund’s assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund. The address of the Adviser and FASC is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
The Adviser and other advisory subsidiaries of Federated Hermes combined, advise approximately 100 registered investment companies spanning equity, fixed-income and money market mutual funds and also manage a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds). Federated Hermes’ assets under management totaled approximately $829.6 billion as of December 31, 2024. Federated Hermes was established in 1955 as Federated Investors, Inc. and is one of the largest investment managers in the United States with more than 2,000 employees. Federated Hermes provides investment products to more than 10,000 investment professionals and institutions.
The Adviser advises approximately 69 registered investment companies and also manages sub-advised funds. The Adviser’s assets under management totaled approximately $531.7 billion as of December 31, 2024.
23

PORTFOLIO MANAGEMENT INFORMATION
Todd A. Abraham
Todd A. Abraham, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since February of 2003.
Mr. Abraham is Head of the Government/Mortgage-Backed Fixed Income Group. He is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 1993; has worked in investment management since 1993; has managed investment portfolios since 1995. Education: B.S., Indiana University of Pennsylvania; M.B.A., Loyola College.
Liam O’Connell
Liam O’Connell, CFA, Portfolio Manager, has been the Fund’s portfolio manager since April of 2017.
Mr. O’Connell is responsible for providing research and advice on sector allocation and security selection. He has been with the Adviser or an affiliate since 2003; has worked in investment management since 2003; has managed investment portfolios since 2005. Education: B.S., Webb Institute of Naval Architecture; M.S., Johns Hopkins University; M.B.A., Massachusetts Institute of Technology.
J. Andrew Kirschler
J. Andrew Kirschler, Portfolio Manager, has been the Fund’s portfolio manager since April of 2017.
Mr. Kirschler is responsible for providing research and advice on sector allocation and security selection. He has been with the Adviser or an affiliate since 1990; has worked in investment management since 1994; has managed investment portfolios since 2013. Education: B.S., The Pennsylvania State University; M.B.A., University of Pittsburgh.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of securities in the Fund.
ADVISORY FEES
The Fund’s investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 0.25% of the Fund’s average daily net assets. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser and its affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of the Prospectus.
A discussion of the Board’s review of the Fund’s investment advisory contract is available in the Fund’s Form N-CSR for the periods ended February 29 and August 31, respectively.
Financial Information
FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand the Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.
This information has been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Fund’s filing on Form N-CSR.
24

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended February 28 or 29,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.41	$9.61	$10.94	$11.40	$11.49
Income From Investment Operations:
Net investment income (loss)[1]	0.41	0.37	0.27	0.15	0.16
Net realized and unrealized gain (loss)	0.07	(0.20)	(1.33)	(0.45)	(0.06)
Total From Investment Operations	0.48	0.17	(1.06)	(0.30)	0.10
Less Distributions:
Distributions from net investment income	(0.41)	(0.37)	(0.27)	(0.16)	(0.19)
Distributions from net realized gain	—	—	—	—	(0.00)[2]
Total Distributions	(0.41)	(0.37)	(0.27)	(0.16)	(0.19)
Net Asset Value, End of Period	$9.48	$9.41	$9.61	$10.94	$11.40
Total Return[3]	5.20%	1.84%	(9.77)%	(2.67)%	0.81%
Ratios to Average Net Assets:
Net expenses[4]	0.32%	0.32%	0.32%	0.32%	0.32%
Net investment income	4.34%	3.90%	2.60%	1.35%	1.37%
Expense waiver/reimbursement[5]	0.24%	0.23%	0.21%	0.20%	0.21%
Supplemental Data:
Net assets, end of period (000 omitted)	$104,893	$103,579	$121,669	$194,192	$332,947
Portfolio turnover[6]	21%	113%	138%	88%	139%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)[6]	18%	95%	121%	48%	42%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated February 28, 2025, which can be obtained free of charge.
25

Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended February 28 or 29,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.40	$9.61	$10.94	$11.40	$11.49
Income From Investment Operations:
Net investment income (loss)[1]	0.38	0.34	0.23	0.11	0.15
Net realized and unrealized gain (loss)	0.08	(0.21)	(1.33)	(0.45)	(0.09)
Total From Investment Operations	0.46	0.13	(1.10)	(0.34)	0.06
Less Distributions:
Distributions from net investment income	(0.38)	(0.34)	(0.23)	(0.12)	(0.15)
Distributions from net realized gain	—	—	—	—	(0.00)[2]
Total Distributions	(0.38)	(0.34)	(0.23)	(0.12)	(0.15)
Net Asset Value, End of Period	$9.48	$9.40	$9.61	$10.94	$11.40
Total Return[3]	4.95%	1.39%	(10.08)%	(3.00)%	0.46%
Ratios to Average Net Assets:
Net expenses[4]	0.66%	0.66%	0.66%	0.66%	0.66%
Net investment income	4.00%	3.56%	2.20%	1.00%	1.27%
Expense waiver/reimbursement[5]	0.37%	0.34%	0.36%	0.34%	0.36%
Supplemental Data:
Net assets, end of period (000 omitted)	$13,724	$15,815	$15,964	$41,955	$49,006
Portfolio turnover[6]	21%	113%	138%	88%	139%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)[6]	18%	95%	121%	48%	42%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated February 28, 2025, which can be obtained free of charge.
26

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended February 28 or 29,
	2025	2024	2023	2022	2021
Net Asset Value, Beginning of Period	$9.40	$9.61	$10.94	$11.40	$11.49
Income From Investment Operations:
Net investment income (loss)[1]	0.41	0.37	0.27	0.15	0.19
Net realized and unrealized gain (loss)	0.08	(0.21)	(1.33)	(0.45)	(0.09)
Total From Investment Operations	0.49	0.16	(1.06)	(0.30)	0.10
Less Distributions:
Distributions from net investment income	(0.41)	(0.37)	(0.27)	(0.16)	(0.19)
Distributions from net realized gain	—	—	—	—	(0.00)[2]
Total Distributions	(0.41)	(0.37)	(0.27)	(0.16)	(0.19)
Net Asset Value, End of Period	$9.48	$9.40	$9.61	$10.94	$11.40
Total Return[3]	5.32%	1.74%	(9.76)%	(2.66)%	0.82%
Ratios to Average Net Assets:
Net expenses[4]	0.31%	0.31%	0.31%	0.31%	0.31%
Net investment income	4.35%	3.98%	2.70%	1.34%	1.61%
Expense waiver/reimbursement[5]	0.20%	0.19%	0.18%	0.15%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$81,575	$77,404	$50,845	$39,150	$36,028
Portfolio turnover[6]	21%	113%	138%	88%	139%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)[6]	18%	95%	121%	48%	42%

1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
5
This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/
reimbursement recorded by investment companies in which the Fund may invest.

6	Securities that mature are considered sales for purposes of this calculation.
Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated February 28, 2025, which can be obtained free of charge.
27

Appendix A: Hypothetical Investment and Expense Information
The following charts provide additional hypothetical information about the effect of the Fund’s expenses, including investment advisory fees and other Fund costs, on the Fund’s assumed returns over a 10-year period. The charts show the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund’s annual expense ratio stays the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the “Fees and Expenses” table of this Prospectus (and thus does not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
FEDERATED HERMES TOTAL RETURN GOVERNMENT BOND FUND - IS CLASS
ANNUAL EXPENSE RATIO: 0.57%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$58.26	$10,443.00
2	$10,443.00	$522.15	$10,965.15	$60.84	$10,905.62
3	$10,905.62	$545.28	$11,450.90	$63.54	$11,388.74
4	$11,388.74	$569.44	$11,958.18	$66.35	$11,893.26
5	$11,893.26	$594.66	$12,487.92	$69.29	$12,420.13
6	$12,420.13	$621.01	$13,041.14	$72.36	$12,970.34
7	$12,970.34	$648.52	$13,618.86	$75.57	$13,544.93
8	$13,544.93	$677.25	$14,222.18	$78.92	$14,144.97
9	$14,144.97	$707.25	$14,852.22	$82.41	$14,771.59
10	$14,771.59	$738.58	$15,510.17	$86.06	$15,425.97
Cumulative		$6,124.14		$713.60

FEDERATED HERMES TOTAL RETURN GOVERNMENT BOND FUND - SS CLASS
ANNUAL EXPENSE RATIO: 1.06%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$108.09	$10,394.00
2	$10,394.00	$519.70	$10,913.70	$112.35	$10,803.52
3	$10,803.52	$540.18	$11,343.70	$116.77	$11,229.18
4	$11,229.18	$561.46	$11,790.64	$121.37	$11,671.61
5	$11,671.61	$583.58	$12,255.19	$126.16	$12,131.47
6	$12,131.47	$606.57	$12,738.04	$131.13	$12,609.45
7	$12,609.45	$630.47	$13,239.92	$136.29	$13,106.26
8	$13,106.26	$655.31	$13,761.57	$141.66	$13,622.65
9	$13,622.65	$681.13	$14,303.78	$147.24	$14,159.38
10	$14,159.38	$707.97	$14,867.35	$153.05	$14,717.26
Cumulative		$5,986.37		$1,294.11

28

FEDERATED HERMES TOTAL RETURN GOVERNMENT BOND FUND - R6 CLASS
ANNUAL EXPENSE RATIO: 0.52%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$53.16	$10,448.00
2	$10,448.00	$522.40	$10,970.40	$55.55	$10,916.07
3	$10,916.07	$545.80	$11,461.87	$58.04	$11,405.11
4	$11,405.11	$570.26	$11,975.37	$60.64	$11,916.06
5	$11,916.06	$595.80	$12,511.86	$63.35	$12,449.90
6	$12,449.90	$622.50	$13,072.40	$66.19	$13,007.66
7	$13,007.66	$650.38	$13,658.04	$69.15	$13,590.40
8	$13,590.40	$679.52	$14,269.92	$72.25	$14,199.25
9	$14,199.25	$709.96	$14,909.21	$75.49	$14,835.38
10	$14,835.38	$741.77	$15,577.15	$78.87	$15,500.01
Cumulative		$6,138.39		$652.69
29

An SAI dated April 30, 2025, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund’s SAI, Annual and Semi-Annual Reports to shareholders and in Form N-CSR as they become available. In Form N-CSR, you will find, among other information, the Fund’s annual and semi-annual financial statements. The Annual Report’s Management’s Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information, such as financial statements, without charge, to make inquiries or request e-delivery, call your financial intermediary or the Fund at 1-800-341-7400. You may also access the Fund’s Prospectus, SAI, Annual Report, Semi-Annual Report, financial statements and other information on the Fund’s website at FederatedHermes.com/us/Fund Information.
These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on FederatedHermes.com/us.
You can obtain information about the Fund (including the SAI) by accessing Fund information from the EDGAR Database on the SEC’s website at sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov.

Federated Hermes Total Return Government Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-07309
CUSIP 31429A105
CUSIP 31429A204
CUSIP 31429A303
43499 (4/25)
© 2025 Federated Hermes, Inc.

Statement of Additional Information
April 30, 2025

Share Class | Ticker	Institutional | FTRGX	Service | FTGSX	R6 | FTGLX

Federated Hermes Total Return Government Bond Fund

This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectus for Federated Hermes Total Return Government Bond Fund (the “Fund”), dated April 30, 2025.
This SAI incorporates by reference the Fund’s annual financial statements filed on Form N-CSR. Obtain the Fund’s Prospectus, SAI, Annual Report, Semi-Annual Report and other information, such as financial statements, without charge by calling 1-800-341-7400. You may also access the Fund’s Prospectus, SAI, Annual Report, Semi-Annual Report, financial statements and other information on the Fund’s website at FederatedHermes.com/us/FundInformation.
Contents
1	How is the Fund Organized?
1	Securities in Which the Fund Invests
8	Investment Risks
10	Investment Objective (and Policies) and Investment Limitations
12	What Do Shares Cost?
15	How is the Fund Sold?
18	Purchases In-Kind
18	Redemption In-Kind
18	Massachusetts Partnership Law
18	Account and Share Information
19	Tax Information
19	Who Manages and Provides Services to the Fund?
36	Financial Information
37	Addresses
38	Appendix
Federated Hermes Total Return Government Bond Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
G01209-02 (4/25)
© 2025 Federated Hermes, Inc.

How is the Fund Organized?
The Fund is a diversified open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on June 14, 1995.
The Board of Trustees (“Board”) has established three classes of shares of the Fund, known as Institutional Shares (IS class), Service Shares (SS class) and R6 Shares (R6 class). This SAI relates to all classes of Shares. The Fund’s investment adviser is Federated Investment Management Company (“Adviser”). Effective June 26, 2020, the Fund changed its name from Federated Total Return Government Bond Fund to Federated Hermes Total Return Government Bond Fund.
Securities in Which the Fund Invests
The principal securities or other investments in which the Fund invests are described in the Fund’s Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).
Securities Descriptions And Techniques
Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the principal amount of the security must be paid, normally within a specified time.
A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
The following further describes the types of fixed-income securities in which the Fund invests. This information is either additional information in respect of a principal security referenced in the Prospectus or information in respect of a non-principal security (in which case there is no related disclosure in the Prospectus).
Government Securities (A Type of Fixed-Income Security)
Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by the Government National Mortgage Association, are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.
Other government securities receive support through federal subsidies, loans or other benefits, but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and Tennessee Valley Authority in support of such obligations.
Some government agency securities have no explicit financial support and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.
Investors generally regard government securities as having minimal credit risks, but not as low as Treasury securities.
The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee helps protect against credit risk, it does not eliminate it entirely or reduce other risks.
Additional Information Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.
In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury’s obligations.
The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (NRSROs) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.
In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government (GSEs), remains in question as the U.S. government continues to consider options ranging from structural reform, nationalization, privatization or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity.
Mortgage-Backed Securities (A Type of Fixed-Income Security)
An MBS is a type of pass-through security, which is a pooled debt obligation repackaged as interests that pass principal and interest through an intermediary to investors. In the case of MBS, the ownership interest is in a pool of mortgage loans. MBS represent participation interests in pools of adjustable and fixed-rate mortgage loans. MBS are most commonly issued or guaranteed by the U.S. government (or one of its agencies or instrumentalities), but also may be issued or guaranteed by other private issuers (“non-agency MBS”). Unlike conventional debt obligations, MBS provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans.
There are two markets for MBS. A specified pool transaction is a trade in which the pool number of the security to be delivered on the settlement date is known at the time the trade is made. This is in contrast with the typical MBS transaction, called a TBA (“To Be Announced”) transaction, in which the type of MBS to be delivered is specified at the time of trade but the actual pool numbers of the securities that will be delivered are not known at the time of the trade. The pool numbers of the pools to be delivered at settlement are announced shortly before settlement takes place. The terms of the TBA trade may be made more specific if desired. Generally, agency pass-through MBS are traded on a TBA basis. The Fund may enter into TBA trades in order to buy or sell MBS on a delayed delivery basis.
Sequential CMOs (A Type of CMO)
In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.
PACs, TACs and Companion Classes (Types of CMOs)
More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

IOs and POs (Types of CMOs)
CMOs may allocate interest payments to one class (“Interest Only” or IOs) and principal payments to another class (“Principal Only” or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.
Floaters and Inverse Floaters (Types of CMOs)
Another variant allocates interest payments between two classes of CMOs. One class (“Floaters”) receives a share of interest payments based upon a market index. The other class (“Inverse Floaters”) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.
Z Classes and Residual Classes (Types of CMOs)
CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments.
Zero-Coupon Securities (A Type of Fixed-Income Security)
Zero-coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero-coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero-coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero-coupon security. A zero-coupon, step-up security converts to a coupon security before final maturity.
There are many forms of zero-coupon securities. Some are issued at a discount and are referred to as zero-coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped, zero-coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind, PIK or toggle securities.
Derivative Contracts
Derivative contracts are financial instruments that derive their value from underlying securities, commodities, currencies, indices or other assets or instruments, including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). The most common types of derivative contracts are swaps, futures and options, and the major asset classes include interest rates, equities, commodities and foreign exchange. Each party to a derivative contract may sometimes be referred to as a “counterparty.” Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on exchanges. In these circumstances, the relevant exchange sets all the terms of the contract except for the price. Parties to an exchange-traded derivative contract make payments through the exchange. Most exchanges require traders to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make or collect daily payments to the margin accounts to reflect losses (or gains), respectively, in the value of their contracts. This protects traders against a potential default by their counterparty. Trading contracts on an exchange also allows traders to hedge or mitigate certain risks or carry out more complex trading strategies by entering into offsetting contracts.
For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC), meaning off-exchange, in transactions negotiated directly between the Fund and an eligible counterparty, which may be a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded derivative contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Regulations enacted by the Commodity Futures Trading Commission (the “CFTC”) under the Dodd-Frank Act require the Fund to clear certain types of swap contracts (including certain interest rate and credit default swaps) through a central clearinghouse known as a derivatives clearing organization (DCO).
To clear a swap through a DCO, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearinghouse member. The Fund may enter into the swap with a counterparty other than the FCM and arrange for the contract to be transferred to the FCM for clearing or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC’s regulations also generally require that the swap be executed on a registered exchange (either a designated contract market (DCM) or swap execution facility (“SEF”)). Central clearing is presently required only for certain swaps; the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
DCOs, DCMs, SEFs and FCMs are all subject to regulatory oversight by the CFTC. In addition, certain derivative market participants that act as market makers, and engage in a significant amount of “dealing” activity are as also required to register as swap dealers with the CFTC. Among other things, swap dealers are subject to minimum capital requirements and business conduct standards and must also post and collect initial and variation margin on uncleared swaps with certain of their counterparties. Because of this, if the Fund enters into uncleared swaps with any swap dealers, it may be subject to initial and variation margin requirements that could impact the Fund’s ability to enter into swaps in the OTC market, including making transacting in uncleared swaps significantly more expensive.
At this point in time, most of the Dodd-Frank Act has been fully implemented, though a small number of remaining rulemakings are unfinished or are subject to phase-in periods. Any future regulatory or legislative activity would not necessarily have a direct, immediate effect upon the Fund, though it is within the realm of possibility that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument and may also expose the Fund to liquidity and leverage risk. OTC contracts also expose the Fund to credit risk in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a DCO, or certain other factors, such as collecting margin from the counterparty.
The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the fund and, therefore, is not subject to registration or regulation as a commodity pool operator under the Act with respect to the fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures).

Option Contracts (A Type of Derivative)
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
The Fund may buy and/or sell the following types of options:
Call Options
A call option gives the holder (“buyer”) the right to buy the Reference Instrument from the seller (“writer”) of the option. The Fund may use call options in the following ways:
■ Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and
■ Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.
Put Options
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:
■ Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and
■ Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.
The Fund may also buy or write options, as needed, to close out existing option positions.
Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:
Interest Rate Swaps
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period.
Total Return Swaps
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.
Caps and Floors (A Type of Swap Contract)
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

Other Investments, Transactions, techniques
Reverse Repurchase Agreements
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase. The Fund may borrow an amount up to one third of the Fund’s net assets (exclusive of such borrowings) for leverage purposes.
Hedging
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund’s portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund’s ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.
Securities Lending
The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.
The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. An acceptable investment into which the Fund may reinvest cash collateral includes, among other acceptable investments, securities of affiliated money market funds (including affiliated institutional prime money market funds with a “floating” net asset value that can impose redemption fees and liquidity gates, impose certain operational impediments to investing cash collateral, and, if net asset value decreases, result in the Fund having to cover the decrease in the value of the cash collateral).
Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.
Securities lending activities are subject to interest rate risks and counterparty credit risks.
Derivatives Regulation and Asset Coverage
The regulation of the U.S. and non-U.S. derivatives markets has undergone substantial change in recent years and such change may continue. In addition, effective August 19, 2022, Rule 18f-4 (the “Derivatives Rule”) under the Investment Company Act of 1940, as amended (the “1940 Act”), replaced the asset segregation framework previously used by funds to comply with limitations on leverage imposed by the 1940 Act. The Derivatives Rule generally mandates that a fund either limit derivatives exposure to 10% or less of its net assets, or in the alternative implement: (i) limits on leverage calculated based value-at-risk (VAR); and (ii) a written derivatives risk management program (DRMP) administered by a derivatives risk manager appointed by the Fund’s Board, including a majority of the independent Board members, that is periodically reviewed by the Board.
In accordance with the requirements of Section 18 of the 1940 Act, any borrowings by the Fund will be made only to the extent the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (the “300% Asset Coverage Ratio”). The Derivatives Rule permits the Fund to enter into reverse repurchase agreements and similar financing transactions, notwithstanding limitations on the issuance of senior securities under Section 18 of the 1940 Act, provided that the Fund either (i) treats these transactions as derivatives transactions under the Derivatives Rule, or (ii) ensures that the 300% Asset Coverage Ratio with respect to such transactions and any other borrowings in the aggregate. While reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the Limited Derivatives Users exception, for funds subject to the VAR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. See “Borrowing Money and Issuing Senior Securities” and “Additional Information” below.
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies, managing its uninvested cash and/or other investment reasons consistent with the Fund’s investment objective and investment strategies. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. These investments also can create conflicts of interests for the Adviser to the Fund and the investment adviser to the acquired Fund. For example, a conflict of interest can arise due to the possibility that the Adviser to the Fund could make a decision to redeem the Fund’s investment in the acquired fund. In the case of an investment in an affiliated fund, a conflict of interest can arise if, because of the Fund’s investment in the acquired fund, the acquired fund is able to garner more assets, thereby growing the acquired fund and increasing the management fees received by the investment adviser to the acquired fund, which would either be the Adviser or an affiliate of the Adviser. However, the Adviser believes that the benefits and efficiencies of making investments in other investment companies should outweigh the potential additional fees and/or expenses and resulting conflicts of interest.
INTER-FUND BORROWING AND THIRD-PARTY LENDING ARRANGEMENTS
Inter-Fund Borrowing
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds (“Federated Hermes funds”) advised by subsidiaries of Federated Hermes, Inc. (“Federated Hermes,” formerly, Federated Investors, Inc.) to lend and borrow money for certain temporary purposes directly to and from other Federated Hermes funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated Hermes funds, and an inter-fund loan is only made if it benefits each participating Federated Hermes fund. Federated Hermes administers the program according to procedures approved by the Fund’s Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated Hermes funds.
For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund’s participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated Hermes fund than market-competitive rates on overnight repurchase agreements (“Repo Rate”) and more attractive to the borrowing Federated Hermes fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (“Bank Loan Rate”), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.
Third-Party Line of Credit
The Fund participates with certain other Federated Hermes funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to temporarily finance the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund’s ability to borrow under the LOC also is subject to the limitations of the 1940 Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to (a) the highest, on any day, of: (i) the federal funds effective rate; (ii) the published secured overnight financing rate plus an assigned percentage; and (iii) 0.0%; plus (b) a margin. Any fund eligible to borrow under the LOC pays its pro rata share of a commitment fee based on the amount of the lenders’ commitment that has not been utilized, quarterly in arrears and at maturity. As of the date of this Statement of Additional Information, there were no outstanding loans. During the most recently ended fiscal year, the Fund did not utilize the LOC.

LIQUIDITY RISK MANAGEMENT PROGRAM
The Fund has adopted and implemented a written liquidity risk management program (LRMP) and related procedures to assess and manage the liquidity risk of the Fund in accordance with Section 22(e) of the 1940 Act and Rule 22e-4 thereunder. The Board has designated the Adviser, together with Federated Hermes, Inc.’s (“Federated Hermes,” formerly Federated Investors, Inc.) other affiliated registered investment advisory subsidiaries that serve as investment advisers to other Federated Hermes funds, to collectively serve as the administrator of the LRMP and the related procedures (the “Administrator”). Rule 22e-4 defines “liquidity risk” as the risk that the Fund will be unable to meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. As a part of the LRMP, the Administrator is responsible for classifying the liquidity of the Fund’s portfolio investments in accordance with Rule 22e-4. As part of the LRMP, the Administrator is also responsible for assessing, managing and periodically reviewing the Fund’s liquidity risk, for making periodic reports to the Board and the SEC regarding the liquidity of the Fund’s investments, and for notifying the Board and the SEC of certain liquidity events specified in Rule 22e-4. The liquidity of the Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP.
Investment Risks
There are many risk factors which may affect an investment in the Fund. The Fund’s principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).
Risk Associated with Complex CMOs
CMOs with complex or highly variable prepayment terms, such as companion classes, IOs, POs, Inverse Floaters and residuals, generally entail greater market, prepayment and liquidity risk than other mortgage-backed securities. For example, their prices are more volatile and their trading market may be more limited.
Risk of Investing in Certain MBS
MBS backed by participations in reverse mortgages may carry Risk different from and in addition to Risk of other MBS. A reverse mortgage is a home loan in which a lender makes a loan to a homeowner based on the equity in the home. To qualify for a reverse mortgage loan, a homeowner must be older than a certain specified age. Unlike a traditional mortgage, there are no scheduled payments of principal or interest. Repayment does not occur until, in most cases, the borrower ceases to own the home (including, as a result of the borrower’s death) or to use it as a primary residence. Accordingly, the timing of payments made on these loans (and, by extension, MBS backed by such loans) is uncertain and may occur sooner or later than anticipated. The rate of principal and total amount of interest payments on any reverse mortgage is based on many factors, including relevant interest rates and borrower mortality, that may in turn affect the value of the pools of such mortgages. Due to the nature of reverse mortgages, they may react differently from traditional mortgages to economic, geographic and other factors. There is a limited amount of historical data regarding the performance of reverse MBS pools.
Risk of Investing in Derivative Contracts
The Fund’s exposure to derivative contracts (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts may have tax consequences to the Fund and its shareholders. For example, derivative contracts may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometime called a “futures broker”), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Finally, derivative contracts may also involve other risks described herein or in the Fund’s prospectus, such as interest rate, liquidity and leverage risks.
Risk Associated with the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions and/or the Fund’s ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”
LARGE SHAREHOLDER RISK
A significant percentage of the Fund’s shares may be owned or controlled by a large shareholder, such as other funds or accounts, including those of which the Adviser or an affiliate of the Adviser may have investment discretion. Accordingly, the Fund can be subject to the potential for large scale inflows and outflows as a result of purchases and redemptions made by significant shareholders. These inflows and outflows could be significant and, if frequently occurring, could negatively affect the Fund’s net asset value and performance and could cause the Fund to buy or sell securities at inopportune times in order to meet purchase or redemption requests. Investments in the Fund by other investment companies also can create conflicts of interests for the Adviser to the Fund and the investment adviser to the acquiring fund. For example, a conflict of interest can arise due to the possibility that the investment adviser to the acquiring fund could make a decision to redeem the acquiring fund’s investment in the Fund. In the case of an investment by an affiliated fund, a conflict of interest can arise if, because of the acquiring fund’s investment in the Fund, the Fund is able to garner more assets from third-party investors, thereby growing the Fund and increasing the management fees received by the Adviser, which could also be the investment adviser to the acquiring fund.
CYBERSECURITY AND OPERATIONAL RISK
Like other funds and business enterprises, Federated Hermes’ business relies on the security and reliability of information and communications technology, systems and networks. Federated Hermes uses digital technology, including, for example, networked systems, email and the Internet, as well as mobile devices and “cloud”-based service offerings, to conduct business operations and engage clients, customers, employees, products, accounts, shareholders and relevant service providers, among others. Federated Hermes, as well as its funds and certain service providers, also generate, compile and process information for purposes of preparing and making filings or reports to governmental agencies, or providing reports or statements to customers, and a cybersecurity attack or incident that impacts that information, or the generation and filing processes, can prevent required regulatory filings and reports from being made, or reports or statements from being delivered, or cause the inadvertent release of confidential information (possibly resulting in the violation of applicable privacy laws). The use of the Internet and other electronic media and technology exposes the Fund, the Fund’s shareholders, and the Fund’s service providers, and their respective operations, to potential risks from cybersecurity attacks or incidents (collectively, “cyber-events”). The work-from-home environment necessitated by the novel coronavirus (“COVID-19”) pandemic has increased the risk of cyber incidents given the increase in cyber attack surface stemming from the use of personal devices and non-office or personal technology.
Cyber-events can result from intentional (or deliberate) attacks or unintentional events by insiders (e.g., employees) or third parties, including cybercriminals, competitors, nation-states and “hacktivists,” among others. Cyber-events can include, for example, phishing, credential harvesting or use of stolen access credentials, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), structured query language attacks, infection from or spread of malware, ransomware, computer viruses or other malicious software code, corruption of data, exfiltration of data to malicious sites, the dark web or other locations or threat actors, and attacks (including, but not limited to, denial of service attacks on websites) which shut down, disable, slow, impair or otherwise disrupt operations, business processes, technology, connectivity or website or Internet access, functionality or performance. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber-events on a daily basis. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Cyber-events can also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the service providers’ systems or websites rendering them unavailable to intended users or via “ransomware” that renders the systems inoperable until appropriate actions are taken. To date, cyber-events have not had a material adverse effect on the Fund’s business operations or performance.
Cyber-events can affect, potentially in a material way, Federated Hermes’ relationships with its customers, employees, products, accounts, shareholders and relevant service providers. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, damage to employee perceptions of the company, and additional compliance costs associated with corrective measures and credit monitoring for impacted individuals. A cyber-event can cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, generate or make filings or deliver reports or statements, calculate the Fund’s NAV, or allow shareholders to transact business or other disruptions to operations), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also can result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund’s investments to lose value.
The Fund’s Adviser and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events. The Fund’s Adviser employs various measures aimed at mitigating cybersecurity risk, including, among others, use of firewalls, system segmentation, system monitoring, virus scanning, periodic penetration testing, employee phishing training and an employee cybersecurity awareness campaign. Among other service provider management efforts, Federated Hermes also conducts due diligence on key service providers relating to cybersecurity. Federated Hermes has established a committee to oversee Federated Hermes’ information security and data governance efforts, and updates on cyber-events and risks are reviewed with relevant committees, as well as Federated Hermes’ and the Fund’s Boards of Directors or Trustees (or a committee thereof), on a periodic (generally quarterly) basis (and more frequently when circumstances warrant) as part of risk management oversight responsibilities. However, there is no guarantee that the efforts of Federated Hermes, the Fund’s Adviser or its affiliates, or other service providers, will succeed, either entirely or partially as there are limits on Federated Hermes’ and the Fund’s ability to prevent, detect or mitigate cyber-events. Among other reasons, the cybersecurity landscape is constantly evolving, the nature of malicious cyber-events is becoming increasingly sophisticated and the Fund’s Adviser, and its relevant affiliates, cannot control the cyber systems and cybersecurity systems of issuers or third-party service providers.
The Fund can be exposed to operational risk arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or system failures. In addition, other disruptive events, including, but not limited to, natural disasters and public health crises (such as the COVID-19 pandemic), can adversely affect the Fund’s ability to conduct business, in particular if the Fund’s employees or the employees of its service providers are unable or unwilling to perform their responsibilities as a result of any such event. Even if the Fund’s employees and the employees of its service providers are able to work remotely, those remote work arrangements could result in the Fund’s business operations being less efficient than under normal circumstances, could lead to delays in its processing of transactions, and could increase the risk of cyber-events.
Investment Objective (and Policies) and Investment Limitations
Investment Objective
The Fund’s investment objective is to pursue total return consistent with current income. The investment objective may not be changed by the Fund’s Board of Trustees without shareholder approval. The Fund’s total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income received from its portfolio securities. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in the Prospectus and this SAI.

Investment Limitations
Diversification
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (“1940 Act”).
Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
Lending
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
The above limitations are fundamental and cannot be changed unless authorized by the Board and by the “vote of a majority of the Fund’s outstanding voting securities,” as defined by the 1940 Act, which means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
Concentration
In applying the concentration restriction: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (c) asset-backed securities will be classified according to the underlying assets securing such securities.
Investing in Illiquid Investments
The Fund will not make investments in holdings for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, if immediately after and as a result, the value of such investments would exceed, in the aggregate, 15% of the Fund’s net assets.

Investing in Other Investment Companies
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund’s investment adviser.
The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund’s uninvested cash.
Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities.
Pledging Assets
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
Additional Information
As a matter of non-fundamental investment policy regarding certain of the Fund’s investment restrictions, please note the following additional information.
In applying the concentration restriction, the Fund will adhere to the requirements of the 1940 Act which limits investments in a particular industry or group of industries to no more than 25% of the value of the Fund’s total assets.
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
For purposes of the above limitations, municipal securities are those securities issued by governments or political subdivisions of governments.
In applying the borrowing limitation, in accordance with Section 18(f)(1) of the 1940 Act and current SEC rules and guidance, the Fund is permitted to borrow money, directly or indirectly, provided that immediately after any such borrowing, the Fund has asset coverage of at least 300% for all of the Fund’s borrowings, and provided further that in the event that such asset coverage shall at any time fall below 300% the Fund shall, within three business days, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%.
Non-Fundamental Names Rule Policy
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in U.S. government investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in U.S. government investments.
What Do Shares Cost?
Determining Market Value of Securities
A Share’s net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share’s class, subtracting the liabilities allocated to each class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the level of expenses allocated to each class as well as a result of the variance between the amount of accrued investment income and capital gains or losses allocated to each class and the amount actually distributed to shareholders of each class. The NAV is calculated to the nearest whole cent per Share.
In calculating its NAV, the Fund generally values investments as follows:
■ Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and ask quotations from one or more dealers.

■ Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and ask quotations from one or more dealers.
■ Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and ask quotations from one or more dealers.
■ Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Adviser. The methods used by pricing services to determine such price evaluations are described below.
■ Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and ask quotations reported by the exchange or from one or more futures commission merchants.
■ OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Adviser. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such derivative contracts may be fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
■ Shares of other mutual funds or nonexchange-traded investment companies are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures, or if information furnished by a pricing service, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.
Noninvestment assets and liabilities are valued in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income, other income and realized and unrealized investment gains and losses through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from a third party.
The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board has designated the Adviser as the Fund’s valuation designee to perform the fair value determination for securities and other assets held by the Fund. The Adviser, acting through its “Valuation Committee,” is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV. The Valuation Committee is subject to Board oversight and certain reporting and other requirements intended to provide the Board the information it needs to oversee the Adviser’s fair value determinations.
Pricing Service Valuations. The Valuation Committee, subject to Board oversight, is authorized to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivative contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer’s operations or liquidation.

Special valuation considerations may apply with respect to the Fund’s “odd-lot” positions, if any, as the Fund may receive lower prices when it sells such positions than it would receive for sales of institutional round lot positions. Typically, these securities are valued assuming orderly transactions of institutional round lot sizes, but the Fund may hold or, from time to time, transact in such securities in smaller, odd lot sizes.
The Valuation Committee oversees the Fund’s pricing services, which includes, among other things, monitoring significant or unusual price fluctuations above predetermined tolerance levels from the prior day, back-testing of pricing services’ prices against actual sale transactions, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these pricing services. If information furnished by a pricing service is not readily available or, in the opinion of the Valuation Committee, is deemed not representative of the fair value of such security, the security will be fair valued by the Valuation Committee in accordance with procedures established by the Adviser as discussed below in “Fair Valuation Procedures.”
Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the bid and ask prices for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts.
Fair Valuation Procedures. The Adviser has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment’s “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment’s fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer’s financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment’s value.
The Valuation Committee is responsible for the day-to-day implementation of these procedures subject to the oversight of the Board. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews the fair valuations made by the Valuation Committee. The Board has also approved the Adviser’s fair valuation procedures and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other registered funds to calculate their NAVs. The application of the fair value procedures to an investment represents a good faith determination of such investment’s fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value could be materially different.
Significant Events. The Adviser has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■ Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.
The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders.
For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “Fair Valuation Procedures.” The Board periodically reviews fair valuations made in response to significant events.
How is the Fund Sold?
Under the Distributor’s Contract with the Fund, the Distributor (“Federated Securities Corp.”) offers Shares on a continuous, best-efforts basis.
Rule 12b-1 Plan (SERVICE SHARES)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.
In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund’s service providers that receive asset-based fees also benefit from stable or increasing Fund assets.
The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.
For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.
Additional Payments To Others (Including Financial Intermediaries)
IS & SS Classes Only
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, and other persons. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority, Inc. (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive payments under, if applicable, a Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated Hermes funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization.

Financial intermediaries and other persons may receive payments under some or all categories described below. These payments assist in the Distributor’s efforts to support the sale of Shares and compensate financial intermediaries and other persons for performing ancillary services in connection with effecting sales of the funds. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary or other person sells, may sell or arrange for the sale of Shares; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund’s and/or other Federated Hermes funds’ relationship with the financial intermediary.
Not all financial intermediaries and other persons receive such payments and the amount of compensation may vary. You should ask your financial intermediary, or any other person that provides services to you, for information about any payments it receives from the Distributor or the Federated Hermes funds and any services it provides, as well as the fees and/or commissions it charges.
The categories of additional payments are described below.
Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated Hermes funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
Processing Support Payments
The Distributor may make payments to certain financial intermediaries that offer Federated Hermes investment companies to help offset their costs associated with client accounts in the fund. The types of payments that the Distributor may make under this category include, but are not limited to: payment for administrative services, like account maintenance support and statement processing; payment for costs associated with transacting in the funds, like payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services related to setting up funds on the financial intermediary’s mutual fund trading system, including technology and programming set-up, platform development and maintenance or similar services.
Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell Federated Hermes fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.
Marketing Support Payments
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries, or other persons, that sell or arrange for the sale of Shares. Such compensation, provided by the Distributor, may include “finders” or “referral fees” or directing investors to a fund, financial assistance to financial intermediaries that enable the Distributor to participate in or present at meetings, conferences or seminars, sales or education and training programs for invited registered representatives and other employees, client entertainment, client and investor events and other financial intermediary-sponsored events. The Distributor may also provide additional compensation for the provision of sales or intermediary related data and analytics to the Adviser and/or its affiliates.
The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable federal or state law or regulations, or the rules of any self-regulatory agency, such as FINRA. These payments may vary depending on the nature of the event or the relationship.
For the year ended December 31, 2024, the following is a list of FINRA member firms that received additional payments from the Distributor or an affiliate. Additional payments may also be made to certain other financial intermediaries or other persons that are not FINRA member firms that sell Federated Hermes fund shares or provide services to the Federated Hermes funds and shareholders. These firms are not included in this list. Any additions, modifications or deletions to the member firms identified in this list that have occurred since December 31, 2024, are not reflected. You should ask your financial intermediary or any other person that provides services to you for information about any additional payments it receives from the Distributor.
ADP Broker-Dealer, Inc.
AE Wealth Management, LLC
Alera Investment Advisors, LLC
American Enterprise Investment Services Inc.
BBVA Securities Inc.
BofA Securities, Inc.

BMO Harris Financial Advisors, Inc.
Bolton Global Capital, Inc.
Boyd Capital Management
Broadridge Business Process Outsourcing, LLC
Callan
Cambridge Investment Research, Inc.
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Investment Services LLC
Charles Schwab & Company, Inc.
CIBC World Markets Corp.
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Comerica Securities, Inc.
Commonwealth Financial Network
D A Davidson & Co.
Davenport & Company LLC
Deutsche Bank Securities Inc.
Edward D. Jones & Co., LP
Ellsworth Advisors, LLC
Emerald Advisors, LLC
Empower Financial Services, Inc.
Envestnet PMC
Equitable Advisors, LLC
FBL Marketing Services, LLC
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
Fidelity Brokerage Services LLC
Fifth Third Securities, Inc.
FIS Brokerage & Securities Services LLC
Focused Alpha, LLC
Global Retirement Partners LLC
Goldman Sachs & Co. LLC
Guardian Financial
HighTower Securities, LLC
Hilltop Securities, Inc.
HUB International Investment Services Inc.
Huntington Securities, Inc.
Insigneo Securities, LLC
Institutional Cash Distributors, LLC
J.P. Morgan Securities LLC
Janney Montgomery Scott LLC
Jefferies LLC
John Hancock Mutual Life Insurance Co
Kestra Investment Services LLC
Key Investment Services LLC
KeyBanc Capital Markets Inc.
Klingman and Associates, LLC
Kowal Investment Group, LLC
Keystone Financial Planning, Inc
Leafhouse Financial Advisors, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Distributors, Inc.
Lincoln Investment Planning, LLC
Lyrical Partners, L.P.
LPL Financial LLC
Mainstreet Advisors
Marquette Associates, Inc
Merrill Lynch, Pierce, Fenner and Smith Incorporated
MML Investors Inc
Monarch Wealth Strategies
Morgan Stanley Smith Barney LLC
National Financial Services LLC
Nationwide Investment Services Corporation
NewEdge Securities, Inc.
Northwestern Mutual Investment Services, LLC
OneDigital Investment Advisors
OneSeven
Oppenheimer & Company, Inc.
Orion Portfolio Solutions LLC
Osaic FS, Inc.
Osaic Wealth, Inc
Parks Capital
Paychex Securities Corp.
Pershing LLC
PNC Capital Markets, LLC
PNC Investments LLC
Principal Securities, Inc.
Purshe Kaplan Sterling Investments
Rademacher Financial, Inc.
Raleigh Capital Management Inc.
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc
RBC Capital Markets, LLC
RMR Wealth Builders, Inc.
Robert W Baird & Co. Incorporated
Rockefeller Capital Management
Royal Alliance Associates, Inc.
Sanctuary Securities, Inc.
Sanford C. Bernstein & Company, LLC
SBC Wealth Management
Security Distributors, LLC
Sentry Advisors, LLC
State Street Global Markets, LLC
Steward Partners Investment Advisory, LLC
Stifel, Nicolaus & Company, Incorporated
Strategic Financial Concepts, LLC
Strategic Financial Partners, Ltd.
TD Ameritrade, Inc.
Teachers Insurance and Annuity Association of America
The London Company of Virginia LLC
The Patriot Financial Group, LLC
The Huntington Investment Company
Three Bell Capital LLC
Towerpoint Wealth, LLC
Transamerica Financial Advisors, Inc
Treasury Brokerage
Truist Investment Services, Inc.

Truist Securities, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc
UBS Securities LLC
UMB Financial Services, Inc.
United Planners Financial Services of America, L.P.
Validus Capital LLC
Vanguard Marketing Corporation
Veridian Capital Partners
Vision Financial Markets, LLC
Voya Financial Advisors, Inc.
Voya Retirement Advisors, LLC
Webb Financial Group, LLC
Wells Fargo Clearing Services LLC
Wells Fargo Securities, LLC
Wintrust Investments LLC
World Investment Advisors, LLC

Purchases In-Kind
You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.
Redemption In-Kind
Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.
Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.
Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities’ values prior to sale.
Massachusetts Partnership Law
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.
In the unlikely event a shareholder is held personally liable for the Trust’s obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
Account and Share Information
Voting Rights
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.
All Shares of the Fund have equal voting rights, except that in matters affecting only a particular class, only Shares of that class are entitled to vote.
Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Fund’s outstanding Shares.
As of April 4, 2025, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Institutional Shares: National Financial Services LLC, Jersey City, NJ, owned approximately 3,590,738 Shares (32.81%); SEI Private Trust Company, Oaks, PA, owned approximately 1,230,438 Shares (11.24%); Reliance Trust FBO, Atlanta, GA, owned approximately 1,128,700 Shares (10.31%); Pershing LLC, Jersey City, NJ, owned approximately 799,143 Shares (7.30%) and Raymond James, St. Petersburg, FL, owned approximately 589,412 Shares (5.38%).

As of April 4, 2025, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Service Shares: Empower Trust, Greenwood Village, CO, owned approximately 279,007 Shares (19.30%); Pershing LLC, Jersey City, NJ, owned approximately 176,246 Shares (12.19%); National Financial Services LLC, Jersey City, NJ, owned approximately 162,715 Shares (11.25%) and Charles Schwab & Co., Inc., San Francisco, CA, owned approximately 128,752 Shares (8.90%).
As of April 4, 2025, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding R6 Shares: Charles Schwab & Co., Inc., San Francisco, CA, owned approximately 4,176,473 Shares (48.59%); John Hancock Trust Company LLC, Boston, MA, owned approximately 1,526,789 Shares (17.76%); Charles Schwab & Co., Inc., San Francisco, CA, owned approximately 575,744 Shares (6.69%); DCGT, Des Moines, IA, owned approximately 539,585 Shares (6.27%) and National Financial Services LLC, Jersey City, NJ, owned approximately 460,936 Shares (5.36%).
Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.
National Financial Services LLC is organized in the State of Delaware and is a wholly owned subsidiary of Fidelity Global Brokerage Group, Inc., which is organized in the Commonwealth of Massachusetts.
Charles Schwab & Co., Inc. is organized in the State of California.
Tax Information
Federal Income Tax
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.
The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.
Tax Basis Information
The Fund’s Transfer Agent and/or your financial intermediary is required to provide you with the cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions.
Who Manages and Provides Services to the Fund?
Board of Trustees
The Board of Trustees is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2024, the Fund comprised one portfolio, and the Federated Hermes Complex consisted of 32 investment companies (comprising 100 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Hermes Complex and serves for an indefinite term.
As of April 9, 2025, the Fund’s Board and Officers as a group owned less than 1% of each class of the Fund’s outstanding shares.
qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “Independent Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.
■ Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated Hermes funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
■ Desire and availability to serve for a substantial period of time, taking into account the Board’s current mandatory retirement age of 75 years.
■ No conflicts which would interfere with qualifying as independent.
■ Appropriate interpersonal skills to work effectively with other Independent Trustees.

■ Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
■ Diversity of background.
interested Trustees Background and Compensation
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: June 1995
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of the
Funds in the Federated Hermes Complex; Chairman, President, Chief
Executive Officer and Director, Federated Hermes, Inc.; Trustee, Federated
Administrative Services and Director, Federated Administrative Services,
Inc.; Trustee and Chairman, Federated Advisory Services Company; Director
or Trustee and Chairman, Federated Investment Management Company,
Federated Global Investment Management Corp., Federated Equity
Management Company of Pennsylvania, and Federated MDTA LLC; Trustee,
Federated Investment Counseling; Trustee, Federated Shareholder Services
Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President
and Chief Executive Officer, Federated Investment Management Company,
Federated Global Investment Management Corp. and Passport Research,
Ltd.; Chairman, Passport Research, Ltd.
		$0	$0
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016
Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Hermes Complex; Director or Trustee of
certain of the Funds in the Federated Hermes Complex; Director and Vice
President, Federated Hermes, Inc.; President, Director/Trustee and CEO,
Federated Advisory Services Company, Federated Equity Management
Company of Pennsylvania, Federated Global Investment Management
Corp., Federated Investment Counseling, Federated Investment
Management Company and Federated MDTA LLC; Director, Federated
Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales
Division of Federated Securities Corp.; President and CEO of Passport
Research, Ltd.; Director and President, Technology, Federated
Services Company.
		$0	$0
*
Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Hermes, Inc. and due to positions they hold with Federated Hermes, Inc. and its subsidiaries.
Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
John G. Carson Birth Date: May 15, 1965 Trustee Indefinite Term Began serving: January 2025
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Chief Executive Officer, Chief Investment Officer, Northstar Asset
Management (Financial Services); formerly, Chief Compliance Officer,
Northstar Asset Management.
Other Directorships Held: None.
Qualifications: Mr. Carson has served in various business management roles throughout his career. Mr. Carson was a Vice President at the
Glenmede Trust Company and a Managing Director at Oppenheimer &
Company. Prior to that he spent more than a decade with the Bank of
America/Merrill Lynch as a Director of Institutional Sales. Earlier on,
Mr. Carson held similar positions for Wertheim Schroder/Schroders PLC and Drexel Burnham Lambert.
		$238.22	$242,570.94

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015
Principal Occupations: Director or Trustee and Chair of the Board of
Directors or Trustees of the Federated Hermes Complex; formerly,
Vice Chair, Ernst & Young LLP (public accounting firm) (Retired).
Other Directorships Held: Director, Chair of the Audit Committee,
Member of the Compensation Committee, Equifax, Inc.; Lead Director,
Member of the Audit and Nominating and Corporate Governance
Committees, Haverty Furniture Companies, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst &
Young LLP (public accounting firm). Mr. Hough serves on the President’s
Cabinet and Business School Board of Visitors for the University of
Alabama. Mr. Hough previously served as a Director and Member of the
Audit, Governance, and Compensation Committees at Publix Super
Markets, Inc., as well as on the Business School Board of Visitors for Wake
Forest University. In addition, he previously served as an Executive
Committee member of the United States Golf Association.
		$1,290.59	$395,000
Karen L. Larrimer Birth Date: December 10, 1962 Trustee Indefinite Term Began serving: January 2025
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; formerly, Executive Vice President and Head of Retail Banking
and Chief Customer Officer, The PNC Financial Services Group, Inc.
(Retired).
Other Directorships Held: None.
Qualifications: Ms. Larrimer has served in several business and financial management roles and directorship positions throughout her career. She previously held the position of Executive Vice President and Head of Retail
Banking and Chief Customer Officer, The PNC Financial Services Group,
Inc. Prior to those roles, Ms. Larrimer held several executive positions at
PNC, including Chief Marketing Officer and Executive Vice President for
Business Banking. In addition to her various roles at PNC, Ms. Larrimer previously was an assistant director at Ernst & Young LLP and served in several leadership roles at Mellon Bank. Ms. Larrimer also currently holds the positions on not for profit or for profit boards of directors as follows:
Director, Highmark Inc. (health insurance organization); Director, Modern
Executive Solutions (executive search and advisory solutions firm); Director and former Chair, Children’s Museum of Pittsburgh; Director and former
Chair, United Way of Southwestern Pennsylvania; and Emeritus Director,
Goodwill Industries Pittsburgh. Ms. Larrimer has held the positions of:
President, Duquesne Club of Pittsburgh; Trustee, Robert Morris University;
Director, PNC Foundation; and Director, numo (fintech incubator).
		$257.47	$0
Max F. Miller Birth Date: December 6, 1968 Trustee Indefinite Term Began serving: January 2025
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Associate Professor, Director of Entrepreneurial Studies,
Director – Ignite Business Incubator, Washington & Jefferson College.
Other Directorships Held: None.
Qualifications: Mr. Miller has served in several legal, business, and academic roles and directorship positions throughout his career. Mr. Miller serves as Associate Professor of Business & Entrepreneurship, Director of
Entrepreneurial Studies, and Director of Ignite Business Incubator at
Washington & Jefferson College. He also serves as President and Chief
Tasting Officer of Raise Your Spirits, an experiential engagement firm.
Mr. Miller previously served as Executive Vice President & Chief Operating
Officer of Urban Innovation 21, an economic development focused public-
private partnership; Director of VIP Experiences of MetroMe, a mobile app providing concierge services; Chief Administrative Officer and General
Counsel of Big Brothers Big Sisters of America; and Director of the
University of Pittsburgh School of Law’s Innovation Practice Institute. Prior
to those roles, Mr. Miller held various operations, marketing and legal leadership roles at H.J. Heinz Company and was an attorney for Federated
Investors, Inc. (now Federated Hermes, Inc.) from May 3, 1994, to
November 11, 1997.
		$257.47	$0

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
Frank J. Nasta Birth Date: October 11, 1964 Trustee Indefinite Term Began serving: January 2025
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Chair of the Mutual Fund Advisory Committee and the European
Fund Advisory Committee (industry forums sponsored by Broadridge
Financial Solutions, Inc.)[1] (Retired).
Other Directorships Held: None.
Qualifications: Mr. Nasta has served in various legal, compliance, and business roles in the investment management industry throughout his career. He previously was a Managing Director of JPMorgan Chase & Co.
and Head of Legal for the JPMorgan U.S. Mutual Funds business. Prior to joining J.P. Morgan, Mr. Nasta was a Partner, General Counsel, Corporate
Secretary and Member of the Board of Directors of J. & W. Seligman, an
investment management firm. Mr. Nasta previously served as the chair of the Investment Company Institute’s (the “ICI”) SEC Rules Committee, the
ICI’s Mutual Funds Conference Advisory Committee, and the Investment
Management Regulation Committee of the New York City Bar Association.
He also previously served as a Director of The International Preschools in
New York City.
1 Mr. Nasta served as Chair of these committees in the capacity of a non-
employee consultant, has never been an employee of Broadridge Financial
Solutions, Inc., and has resigned from these positions, effective
December 31, 2024, in connection with his election to the Board.
		$257.47	$0
Thomas M. O’Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006
Principal Occupations: Director or Trustee and Chair of the Audit
Committee of the Federated Hermes Complex; Sole Proprietor, Navigator
Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O’Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O’Neill serves as Director, Medicines for Humanity. Mr. O’Neill previously served as Chief Executive Officer and President, Managing
Director and Chief Investment Officer, Fleet Investment Advisors; President
and Chief Executive Officer, Aeltus Investment Management, Inc.; General
Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment
Officer, The Putnam Companies, Boston, MA; and Credit Analyst and
Lending Officer, Fleet Bank.
		$1,229.69	$376,000
Madelyn A. Reilly Birth Date: February 2, 1956 Trustee Indefinite Term Began serving: November 2020
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; formerly, Senior Vice President for Legal Affairs, General Counsel
and Secretary of Board of Directors, Duquesne University (Retired).
Other Directorships Held: None.
Qualifications: Ms. Reilly has served in various business and legal management roles throughout her career. Ms. Reilly previously served as
Senior Vice President for Legal Affairs, General Counsel and Secretary of
Board of Directors and Director of Risk Management and Associate General
Counsel, Duquesne University. Prior to her work at Duquesne University,
Ms. Reilly served as Assistant General Counsel of Compliance and
Enterprise Risk as well as Senior Counsel of Environment, Health and
Safety, PPG Industries. Ms. Reilly currently serves as a member of the Board of Directors of UPMC Mercy Hospital, and as a member of the Board of
Directors of Catholic Charities, Pittsburgh, and as a member of the
Duquesne Kline Law School Advisory Board.
		$1,040.35	$310,000

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Fund and Federated Hermes Complex (past calendar year)
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999
Principal Occupations: Director or Trustee of the Federated Hermes
Complex; Chairman and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); Chairman and Director, Manufacturers
Products, Inc. (distributor of portable construction heaters); Chairman,
Portable Heater Parts, a division of Manufacturers Products, Inc.; formerly,
President, Heat Wagon, Inc. and Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as President at Heat Wagon, Inc. (manufacturer of construction temporary heaters), Manufacturers Products, Inc. (distributor of portable construction heaters), and Portable Heater Parts, a division of
Manufacturers Products, Inc. Mr. Walsh previously served as Vice President,
Walsh & Kelly, Inc. (paving contractors).
		$1,116.05	$341,000
OFFICERS*
Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) and Previous Position(s)
Jeremy D. Boughton Birth Date: September 29, 1976 Treasurer Officer since: March 2024
Principal Occupations: Principal Financial Officer and Treasurer of the Federated Hermes Complex; Senior Vice President,
Federated Administrative Services, Federated Administrative Services, Inc., Federated Advisory Services Company, Federated
Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment
Counseling, Federated Investment Management Company and Federated MDTA, LLC. Formerly, Controller, Federated Hermes,
Inc. and Financial and Operations Principal for Federated Securities Corp. Mr. Boughton has received the Certified Public
Accountant designation.
Previous Positions: Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer,
Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services,
Inc., Federated Securities Corp., Federated Advisory Services Company, Federated Equity Management Company of
Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment
Management Company, Federated MDTA, LLC and Federated Hermes (UK) LLP, as well as other subsidiaries of Federated
Hermes, Inc.

Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER, SECRETARY and EXECUTIVE VICE PRESIDENT Officer since: January 2005
Principal Occupations: Mr. Germain is Chief Legal Officer, Secretary and Executive Vice President of the Federated Hermes
Complex. He is Chief Legal Officer, Secretary and Executive Vice President, Federated Hermes, Inc.; Trustee and Senior Vice
President, Federated Investors Management Company; Trustee and President, Federated Administrative Services; Director and
President, Federated Administrative Services, Inc.; Director and Vice President, Federated Securities Corp.; Director and
Secretary, Federated Private Asset Management, Inc.; and Secretary, Federated Shareholder Services Company. Mr. Germain
joined Federated Hermes, Inc. in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Hermes,
Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Hermes, Inc.

Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015
Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Hermes Complex; Vice President
and Chief Compliance Officer of Federated Hermes, Inc. and Chief Compliance Officer of certain of its subsidiaries.
Mr. Van Meter joined Federated Hermes, Inc. in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Hermes, Inc. Prior to
joining Federated Hermes, Inc., Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.

Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004
Principal Occupations: Robert J. Ostrowski joined Federated Hermes, Inc. in 1987 as an Investment Analyst and became a
Portfolio Manager in 1990. He was named Chief Investment Officer of Federated Hermes, Inc. taxable fixed-income products in
2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund’s Adviser in
2009 and served as a Senior Vice President of the Fund’s Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered
Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.

*
Officers do not receive any compensation from the Fund.
In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.

DIRECTOR/TRUSTEE EMERITUS PROGRAM
The Board has created a position of Director/Trustee Emeritus, whereby a former Director/Trustee who was not an “interested person” of the Federated Hermes Funds and who has completed a minimum of five years of service as a Director/Trustee, may, in the sole discretion of the Independent Directors/Trustees, be recommended to the full Board of Directors/Trustees of the Fund to serve as Director/Trustee Emeritus.
A Director/Trustee Emeritus receives an annual fee in an amount equal to a percent of the annual base compensation paid to an Independent Director/Trustee. In the case of a Director/Trustee Emeritus who had previously served at least five years but less than 10 years as a Director/Trustee, the percent will be 10%. In the case of a Director/Trustee Emeritus who had previously served at least 10 years as a Director/Trustee, the percent will be 20%. The Director/Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. If a Director/Trustee Emeritus is requested to perform services in addition to those specified below, the Director/Trustee Emeritus may, upon mutual agreement with the Board, be compensated beyond the amounts described above.
A Director/Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meeting of the Board each year and may consult with the Board, any committee of the Board, or an individual Director/Trustee from time to time. A Director/Trustee Emeritus will not participate in separate meetings of the Independent Directors/Trustees. A Director/Trustee Emeritus does not serve in an advisory function as to investments by the Funds. A Director/Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. A Director/Trustee Emeritus shall maintain all information received in such role as confidential.
A Director/Trustee Emeritus will be permitted to serve in such capacity at the sole discretion of the Independent Directors/Trustees, but the annual fee will cease to be paid at the end of the calendar year during which a Director/Trustee has attained the age of 80 years, thereafter the position will be honorary.
The following table shows the fees paid to each Director/Trustee Emeritus for the Fund’s most recently ended fiscal year and the portion of that fee paid by the Fund or Corporation/Trust.1
EMERITUS Trustees and Compensation
Director/Trustee Emeritus	Compensation From the Fund (past fiscal year)	Total Compensation Paid to Director/Trustee Emeritus[1] (past calendar year)
John T. Collins	$24.80	$62,000.00
Maureen Lally-Green[2]	$6.50	$0.00
P. Jerome Richey[2]	$6.50	$0.00
Charles F. Mansfield, Jr.	$24.80	$62,000.00
1
The fees paid to a Director/Trustee are allocated among the funds that were in existence at the time the Director/Trustee elected Emeritus status, based on each fund’s net assets at that time.
2
Judge Maureen Lally-Green and Mr. P. Jerome Richey retired from the Federated Hermes Funds Board of Directors/Trustees at the close of business on December 31, 2024. Judge Lally-Green and Mr. Richey were each appointed as Emeritus Director/Trustee on February 13, 2025, to become retroactively effective as of January 1, 2025. Until December 31, 2024, Judge Lally-Green and Mr. Richey were each compensated as a Director/Trustee of the Fund. For the calendar year ended December 31, 2024, Judge Lally-Green and Mr. Richey each received total compensation as a Director/Trustee of the Federated Hermes Funds Board of $341,000 and $341,000, respectively.
BOARD LEADERSHIP STRUCTURE
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated Hermes or its affiliates or (other than his position as a Trustee) with the Fund.

Committees of the Board
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	J. Christopher Donahue G. Thomas Hough Madelyn A. Reilly John S. Walsh
In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Fund in such manner as the Executive
Committee shall deem to be in the best interests of the Fund. However, the
Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.
One
Audit	John G. Carson Thomas M. O’Neill Madelyn A. Reilly John S. Walsh
The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund’s internal control over financial reporting and the quality, integrity and independent audit of the Fund’s financial statements.
The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund’s independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund’s internal audit function.
Seven
Nominating	John G. Carson G. Thomas Hough Karen L. Larrimer Max F. Miller Frank J. Nasta Thomas M. O’Neill Madelyn A. Reilly John S. Walsh
The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund’s Board when vacancies occur. The Committee will consider candidates recommended by shareholders,
Independent Trustees, officers or employees of any of the Fund’s agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund’s address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate’s qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.
None
BOARD’S ROLE IN RISK OVERSIGHT
The Board’s role in overseeing the Fund’s general risks includes receiving performance reports for the Fund and risk management reports from Federated Hermes’ Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated Hermes, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund’s Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Fund’s financial reporting and valuation risks. The Audit Committee meets regularly with the Fund’s Principal Financial Officer and outside auditors, as well as with Federated Hermes’ Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.

Board Ownership Of Shares In The Fund And In The Federated Hermes Family Of Investment Companies As Of December 31, 2024
Interested Board Member Name	Dollar Range of Shares Owned in Federated Hermes Total Return Government Bond Fund	Aggregate Dollar Range of Shares Owned in Federated Hermes Family of Investment Companies
J. Christopher Donahue	None	Over $100,000
John B. Fisher	None	Over $100,000
Independent Board Member Name
John G. Carson	None	None
G. Thomas Hough	$50,001-$100,00	Over $100,000
Karen L. Larrimer	None	Over $100,000
Max F. Miller	None	None
Frank J. Nasta	None	None
Thomas M. O’Neill	None	Over $100,000
Madelyn A. Reilly	None	Over $100,000
John S. Walsh	None	Over $100,000
Investment Adviser
The Adviser conducts investment research and makes investment decisions for the Fund.
The Adviser is a wholly owned subsidiary of Federated Hermes.
The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Fund.
In December 2017, Federated Investors, Inc., now Federated Hermes, became a signatory to the Principles for Responsible Investment (PRI). The PRI is an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact. Commitments made as a signatory to the PRI are not legally binding, but are voluntary and aspirational. They include efforts, where consistent with our fiduciary responsibilities, to incorporate environmental, social and corporate governance (ESG) issues into investment analysis and investment decision making, to be active owners and incorporate ESG issues into our ownership policies and practices, to seek appropriate disclosure on ESG issues by the entities in which we invest, to promote acceptance and implementation of the PRI within the investment industry, to enhance our effectiveness in implementing the PRI, and to report on our activities and progress towards implementing the PRI. Being a signatory to the PRI does not obligate Federated Hermes to take, or not take, any particular action as it relates to investment decisions or other activities.
In July 2018, Federated Investors, Inc., now Federated Hermes, acquired a majority interest in Federated Hermes Limited (FHL) (formerly, Hermes Fund Managers Limited), a pioneer of integrated ESG investing. Federated Hermes now owns 100% of FHL. FHL’s experience with ESG issues contributes to Federated Hermes’ understanding of material risks and opportunities these issues may present.
EOS at Federated Hermes, which was established as Hermes Equity Ownership Services Limited (EOS) in 2004 as an affiliate of FHL and Hermes Investment Management Limited, is a 50+ member engagement and stewardship affiliate that conducts long-term, objectives-driven dialogue with board and senior executive level representatives of approximately 1,000 unique issuers annually. It seeks to address the most material ESG risks and opportunities through constructive and continuous discussions with the goal of improving long-term results for investors. Engagers’ deep understanding across sectors, themes and regional markets, along with language and cultural expertise, allows EOS to provide insights to companies on the merits of addressing ESG risks and the positive benefits of capturing opportunities. Federated Hermes investment management teams have access to the insights gained from understanding a company’s approach to these long-term strategic matters as an additional input to improve portfolio risk/return characteristics.

Portfolio Manager Information
As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
The following information about the Fund’s Portfolio Managers is provided as of the end of the Fund’s most recently completed fiscal year unless otherwise indicated.
Todd Abraham, Portfolio Manager
Types of Accounts Managed by Todd Abraham	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	17/$7.1 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	1/$73.8 million
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $100,001-$500,000.
Todd Abraham is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s representative performance index (i.e., Bloomberg U.S. Government Bond Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Abraham is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Abraham is responsible when his compensation is calculated may be equal or can vary.
In addition, Mr. Abraham has oversight responsibility for other portfolios that he does not personally manage and serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is greater than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

Andrew Kirschler, Portfolio Manager
Types of Accounts Managed by Andrew Kirschler	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$243.2 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $100,001-$500,000.
Andrew Kirschler is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s representative performance index (i.e., Bloomberg U.S. Government Bond Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. Kirschler is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. Kirschler is responsible when his compensation is calculated may be equal or can vary.
In addition, Mr. Kirschler serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. Kirschler’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
Liam O’Connell, Portfolio Manager
Types of Accounts Managed by Liam O’Connell	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	9/$8.9 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	2/$134.5 million
*
None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Liam O’Connell is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes, Inc. (“Federated Hermes”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s representative performance index (i.e., Bloomberg U.S. Government Bond Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.
As noted above, Mr. O’Connell is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks and performance measures. The allocation or weighting given to the performance of the Fund or other accounts or activities for which Mr. O’Connell is responsible when his compensation is calculated may be equal or can vary.
In addition, Mr. O’Connell serves on one or more Investment Teams that establish guidelines on various performance drivers (e.g., currency, duration, sector, volatility and/or yield curve) for taxable, fixed-income accounts. A portion of the IPP score is based on Federated Hermes’ senior management’s assessment of team contributions.
For purposes of calculating the annual incentive amount, each account managed by the portfolio manager currently is categorized into one of two IPP groups (which may be adjusted periodically). Within each performance measurement period and IPP group, IPP currently is calculated on the basis of an assigned weighting to each account managed or activity engaged in by the portfolio manager and included in the IPP groups. At the account level, the weighting assigned to the Fund is lesser than or equal to the weighting assigned to other accounts or activities used to determine IPP (but can be adjusted periodically). Additionally, a portion of Mr. O’Connell’s IPP score is based on the performance of the accounts for which he provides research and analytic support. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to account performance and any other factors as deemed relevant.
Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).
In addition, Mr. O’Connell was awarded a grant of restricted Federated Hermes’ stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated Hermes’ senior management.
Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.
Code Of Ethics Restrictions On Personal Trading
As required by Rule 17j-1 of the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act (as applicable), the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.
Voting Proxies On Fund Portfolio Securities
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
As an investment adviser with a fiduciary duty to the Fund and its shareholders, the Adviser’s general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”
The Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Adviser may vote differently if a client’s investment objectives differ from those of other clients or if a client explicitly instructs the Adviser to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.
Corporate Governance
On matters related to the board of directors, generally, the Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer, unless the company is headquartered in the UK where this is market practice; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is a non-independent, non-executive director on the board of a U.S. domestic issuer where less than two-thirds of the directors are independent; (5) is a non-independent, non-executive director on the board of a foreign issuer where less than half of the directors are independent; (6) is a non-independent member of the audit committee; (7) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (8) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (9) served on a board that did not implement a shareholder proposal that the Adviser supported and received more than 50% shareholder support the previous year.
In addition, the Adviser will generally vote in favor of: (10) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (11) shareholder proposals to declassify the board of directors; (12) shareholder proposals to require a majority voting standard in the election of directors; (13) shareholder proposals to separate the roles of chairman of the board and CEO; (14) a proposal to require a company’s audit committee to be comprised entirely of independent directors; and (15) shareholder proposals to eliminate supermajority voting requirements in company bylaws.
On other matters of corporate governance, generally, the Adviser will vote: (1) in favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree; (2) on a case-by-case basis for shareholder proposals to grant shareholders the right to act by written consent when the company does not already grant shareholders the right to call a special meeting; (3) on a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”); and (4) in favor of shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors.
Generally, the Adviser will vote every shareholder proposal of an environmental or social nature on a case-by-case basis. The quality of these shareholder proposals varies widely across markets. Similarly, company disclosures of their business practices related to environmental and social risks are not always adequate for investors to make risk assessments. Thus, the Adviser places great importance on company-specific analyses to determine how to vote. Above all, the Adviser will vote in a manner that would enhance the long-term value of the investment within the framework of the client’s investment objectives.
Shareholder Proposals on Environmental and Social Issues
The Adviser’s general approach to analyzing these proposals calls for considering the language of the written proposal, the financial materiality of the proposal’s objective and the practices followed by industry peers. This analysis utilizes research reports from the Adviser’s proxy advisors, company filings, as well as reports published by the company and other outside organizations.
With respect to specific categories of proposals:
Environmental
The Adviser will generally support proposals calling for enhanced reporting on the company’s business practices, including policies, strategic initiatives and oversight mechanisms, related to environmental risks. To reach a final voting decision, we will take into consideration:
■ The company’s current level of publicly available disclosure;
■ Whether the company has formally committed to implementation of a reporting program based on frameworks such as the SASB materiality standards or the TCFD recommendations;
■ Whether the company’s current level of disclosure is comparable to that of industry peers; and
■ Whether there are significant controversies or litigation associated with the company’s environmental performance.

Social
The Adviser will generally support resolutions in the social category when they call for measures to enhance disclosure that would enable investors to make better risk assessments of the company’s social issues, such as their human capital management practices. We will generally oppose proposals calling for a change in the company’s product line or methods of distribution.
Political Activities
The Adviser will generally support enhanced disclosure of policies, practices and oversight of corporate political activity when the current level of disclosure falls short of disclosure provided by industry peers. We will oppose proposals prohibiting the company’s participation in any part of the political process, such as making political contributions and joining trade associations.
Capital Structure
On matters of capital structure, generally, the Adviser will vote proxies for U.S. issuers on a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%, against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes, in favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately. Generally, the Adviser will vote proxies for non-U.S. issuers in favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders.
Executive Compensation
Votes on executive compensation come in many forms, including advisory votes on U.S. executive compensation plans (“Say On Pay”), advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans and votes to approve new equity plans or amendments to existing plans. Generally, the Adviser will support compensation arrangements that are aligned with the client’s long-term investment objectives.
With respect to specific categories of proposals:
Say on Pay
The Adviser will generally vote in favor of these proposals unless the plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. We support the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.
Remuneration Policy
In some markets, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive compensation plan on a forward-looking basis. The Adviser will generally support these proposals unless:
■ The design of the remuneration policy fails to appropriately link executive compensation with corporate performance;
■ Total compensation appears excessive relative to the company’s industry peer group considering local market dynamics; or
■ There is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.
Remuneration Report
Markets with remuneration policy proposals typically also have proposals asking shareholders to approve the annual remuneration report. The remuneration report provides shareholders with details concerning the implementation in the previous year of the remuneration policy. The Adviser will generally support these proposals unless the level of disclosure is not sufficient to permit an evaluation of the company’s pay practices in the period covered by the report. A vote against the remuneration policy, which in most markets is not an annual voting item, would not necessarily result in votes against the remuneration report at subsequent shareholder meetings.
Equity Plans
The Adviser will generally vote in favor of equity plan proposals unless they:
■ Result in unreasonable dilution to existing shareholders;
■ Permit replacement of “underwater” options with new options on more favorable terms for the recipient; or
■ Omit the criteria for determining the granting or vesting of awards.
M&A Activity
On matters relating to corporate transactions, the Adviser will generally vote in favor of mergers, acquisitions, and sales of assets if the Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.

Contested Elections
If a shareholders meeting is contested–that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder–the Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.
Cost/Benefit Analysis
In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
Securities Lending Recall
To the extent that the Adviser is permitted to loan securities, the Adviser does not have the right to vote on securities while they are on loan. However, the Adviser will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that the Adviser believes materially affect shareholder value, provided that the Adviser considers that the benefits of voting on the securities are greater than the associated costs, including the opportunity cost of the lost revenue that would otherwise be generated by the loan. However, there can be no assurance that the Adviser will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
Issuer Feedback
The Adviser will consider feedback from issuers on the voting recommendations of the Adviser’s proxy advisory firm if the feedback is provided at least five days before the voting cut-off date. In certain circumstances, primarily those where the Adviser’s voting policy is absolute and without exception, issuer feedback will not be part of the voting decision. For example, it is the Adviser’s policy to always support a shareholder proposal to separate the roles of chairman of the board and CEO. Thus, any comments from the issuer opposing this proposal would not be considered.
Best Efforts
If proxies are not delivered in a timely or otherwise appropriate basis, the Adviser may not be able to vote a particular proxy.
For an Adviser that employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research (“Non-Qualitative Accounts”), the Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy advisory firm is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.
Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy advisory firm, soliciting voting recommendations from the Adviser’s investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.
The Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “case-by-case vote”). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.
The Adviser has hired a proxy advisory firm to perform various proxy voting related administrative services such as ballot reconciliation, vote processing and recordkeeping functions. The Proxy Committee has supplied the proxy advisory firm with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the

General Policy. The proxy advisory firm may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy advisory firm to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy advisory firm. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote.
A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”
The Adviser has implemented the following procedures to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally the Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the Fund’s proxies for that fund.
Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Advisers’ Conflicts of Interest
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a significant vendor for a proxy advisory firm may be a public company with an upcoming shareholders’ meeting and the proxy advisory firm has published a research report with voting recommendations. In another example, a proxy advisory firm consulting client may be a public company for which the proxy advisory firm will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.

To avoid concerns that the conflicting interests of proxy advisory firms have influenced their proxy voting recommendations, the Adviser will take the following steps:
■ A due diligence team made up of employees of the Adviser and/or its affiliates will meet with its primary proxy advisor on an annual basis and determine through a review of their policies and procedures and through inquiry that they have established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by their various conflicts of interest.
■ On an annual basis the Director of Proxy Voting will examine a sample of a proxy advisory firm’s research reports for that firm’s institutional consulting clients and determine if evidence of bias in recommendations exists. If such evidence is found, the results of the examination will be presented to the Proxy Management Group and a decision would be made as to the further use of that advisory firm’s research reports.
■ Whenever the standard voting guidelines call for voting a proposal in accordance with a proxy advisory firm’s recommendation and the proxy advisory firm has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report published by a proxy advisory firm for that issuer; (b) the Director of Proxy Voting, or their designee, will review proxy advisory firm reports and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
Proxy Voting Report
A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at FederatedHermes.com/us/FundInformation. Form N-PX filings are also available (i) without charge, upon request, by calling the Fund at 1-800-341-7400, Option #4; and (ii) on the SEC’s website at sec.gov.
Portfolio Holdings Information
Information concerning the Fund’s portfolio holdings is available via the link to the Fund and share class name at FederatedHermes.com/us/FundInformation. A complete listing of the Fund’s portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund’s portfolio and a percentage breakdown of the portfolio by sector.
You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Fund and share class name at FederatedHermes.com/us. The Fund’s Form N-CSR contains complete listings of the Fund’s portfolio holdings as of the end of the Fund’s second and fourth fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at sec.gov.
Each fiscal quarter, the Fund will file with the SEC a complete schedule of its monthly portfolio holdings on “Form N-PORT.” The Fund’s holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at sec.gov within 60 days of the end of the fiscal quarter upon filing. You may also access this information via the link to the Fund and share class name at FederatedHermes.com/us.
The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund’s portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.
Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.
The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.
Brokerage Transactions And Investment Allocation
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. When the Fund and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.
Administrator
Federated Administrative Services (FAS), a subsidiary of Federated Hermes, provides administrative personnel and services, including certain legal, compliance and financial administrative services (“Administrative Services”), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Hermes funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion
Custodian
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund.
Transfer Agent And Dividend Disbursing Agent
SS&C GIDS, Inc., the Fund’s registered transfer agent, maintains all necessary shareholder records.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Fund, Ernst & Young LLP, conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

Fees Paid by the Fund for Services
For the Year Ended February 28 or 29	2025	2024	2023
Advisory Fee Earned	$488,281	$483,195	$549,336
Advisory Fee Waived	$387,790	$373,873	$379,311
Advisory Fee Reimbursed	$1,518	$3,195	$3,518
Net Administrative Fee	$152,953	$152,065	$172,897
Net 12b-1 Fee:
Service Shares	$11,137	$16,110	$19,299
Net Shareholder Services Fee:
Service Shares	$33,963	$34,613	$75,613
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (“Rule 12b-1”) fees and shareholder services fees, which are borne only by the applicable class of Shares.
Securities Lending Activities
The services provided to the Fund by Citibank, N.A. as securities lending agent may include the following: selecting securities previously identified by the Fund as available for loan to be loaned; locating borrowers identified in the securities lending agency agreement; negotiating loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; marking to market non-cash collateral; instructing the Fund’s custodian with respect to the transfer of loaned securities; indemnifying the Fund in the event of a borrower default; and arranging for return of loaned securities to the Fund at loan termination.
The Fund did not participate in any securities lending activities during the Fund’s most recently completed fiscal year.
Gross income from securities lending activities	$00.00
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$00.00
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees not included in revenue split	—
Indemnification fee not included in revenue split	—
Rebate (paid to borrower)	$00.00
Other fees not included in revenue split (specify)	—
Aggregate fees/compensation for securities lending activities	$00.00
Net income from securities lending activities	$00.00
Financial Information
The Financial Statements for the Fund for the fiscal year ended February 28, 2025, are incorporated herein by reference to the annual financial statements filed on Form N-CSR of Federated Hermes Total Return Government Bond Fund dated February 28, 2025.

Addresses
Federated Hermes Total Return Government Bond Fund
Institutional Shares
Service Shares
Class R6 Shares
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Distributor
Federated Securities Corp.
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Investment Adviser
Federated Investment Management Company
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Custodian
State Street Bank and Trust Company
1 Iron Street
Boston, MA 02110
Transfer Agent and Dividend Disbursing Agent
SS&C GIDS, Inc.
P.O. Box 219318
Kansas City, MO 64121-9318
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

Appendix
The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Hermes Complex; however, certain persons below might not receive such information concerning the Fund:
CUSTODIAN(S)
State Street Bank and Trust Company
SECURITIES LENDING AGENT
Citibank, N.A.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
LEGAL COUNSEL
Kirkland & Ellis LLP
K&L Gates LLP
Financial PrinterS
Broadridge Investor Communication Solutions, Inc.
Donnelley Financial Solutions
Proxy Voting Administrator
Glass Lewis & Co., LLC
SECURITY PRICING SERVICES
Bloomberg L.P.
S&P Global Ratings
JPMorgan PricingDirect
London Stock Exchange Group PLC (LSEG)
RATINGS AGENCIES
Fitch Ratings, Inc.
Moody’s Investors Service, Inc.
S&P Global Ratings
Other SERVICE PROVIDERS
Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:
ACA Technology Surveillance, Inc.
Bank of America
Bank of New York Mellon Corporation
Bloomberg L.P.
Charles River Development
Citibank, N.A.
Eagle Investment Systems LLC
Electra Information Systems
FactSet Research Systems Inc.
FISGlobal
Institutional Shareholder Services
Investortools, Inc.
MSCI ESG Research LLC
PricewaterhouseCoopers
Star Compliance
Sustainalytics U.S. Inc.

Item 28. Exhibits

(a)	Declaration of Trust
	Conformed copy of Declaration of Trust of the Registrant dated June 14, 1995, including Amendments	+

(b)	By-Laws
	Conformed Copy of By-Laws of the Registrant, effective June 26, 2020, including Amendments	+

(c)	Instruments Defining Rights of Security Holders
1	Copy of Specimen Certificate for Shares of Beneficial Interest for Institutional Shares of the Registrant, as filed in Pre-Effective Amendment No. 1 filed September 12, 1995 (File Nos.811-07309 and 033-60411)
2	Copy of Specimen Certificate for Shares of Beneficial Interest for Institutional Service Shares of the Registrant, as filed in Pre-Effective Amendment No. 1 filed September 12, 1995 (File Nos.811-07309 and 033-60411)
As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.

(d)	Investment Advisory Contracts
	Conformed copy of the Investment Advisory Contract of the Registrant dated September 1, 1995 including Exhibit and Amendments	+

(e)	Underwriting Contracts
	Conformed copy of the Distributor’s Contract of the Registrant dated September 1, 1995 including Exhibits and Amendments	+

(f)	Bonus or Profit Sharing Contracts
Not applicable

(g)	Custodian Agreements
	Conformed copy of Amended and Restated Master Custodian Agreement dated March 1, 2017 by and between State Street Bank and Trust Company and the Registrant	+

(h)	Other Material Contracts

1	Services Agreement
(a)	Conformed copy of Services Agreement between Federated Advisory Services Company and Federated Investment Management Company dated January 1, 2004, including Schedule 1	+
(b)	Conformed copy of the Second Amended and Restated Services Agreement, amended and restated as of December 1, 2001, between Federated Shareholder Services Company and the Registrant, including Schedule 1	+

2	Transfer Agency Agreement
	Conformed copy of the Assignment of the Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company to DST Asset Manager Solutions, Inc. dated January 31, 2022	+

3	Administrative Services Agreement
	Conformed copy of the Fourth Amended and Restated Agreement for Administrative Services between the Federated Funds and Federated Administrative Services dated September 1, 2022, including Exhibit A	+

4	Financial Administration and Accounting Agreement
	Conformed copy of the Financial Administration and Accounting Services Agreement between the Federated Funds and State Street Bank and Trust Company dated March 1, 2011, as amended, including Exhibit A	+

(i)	Legal Opinion
Conformed copy of Opinion and Consent of Counsel as to legality of shares being registered, as filed via EDGAR in Pre-Effective Amendment No. 1 on September 12, 1995 on Form N-1A (File Nos. 33-60411 and 811-7309)

(j)	Other Opinions
	Conformed copy of Consent of Independent Registered Public Accounting Firm Ernst & Young LLP	+

(k)	Omitted Financial Statements
Not Applicable

(l)	Initial Capital Agreements
Conformed copy of Initial Capital Understanding, as filed by reference in Pre-Effective Amendment No. 1 on September 12, 1995 on Form N-1A (File Nos. 33-60411 and 811-7309)

(m)	Rule 12b-1 Plan
	Conformed copy of the Distribution Plan between certain classes of the Registrant and Federated Securities Corp., dated February 12, 2004, including Exhibit A	+

(n)	Rule 18f-3 Plan
	Conformed copy of the Multiple Class Plan and all share class Exhibits as adopted by certain Federated investment companies offering separate classes of shares	+

(o)	Powers of Attorney
	Conformed copy of Power of Attorney of the Registrant dated January 1, 2025	+

(p)	Codes of Ethics
	Conformed copy of the Federated Hermes, Inc. Code of Ethics for Access Persons, effective November 10, 2021	+

+	Exhibit is being filed electronically with registration statement

Exhibit List for Inline Interactive Data File Submission.

Index No.	Description of Exhibit
EX-101.INS	XBRL Instance Document - Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase

Item 29. Persons Controlled by or Under Common Control with the Fund:
None

Item 30. Indemnification

Indemnification is provided to Officers and Trustees of the Registrant pursuant to the Registrant's By-Laws, as amended. This includes indemnification against: (a) any liabilities or expenses incurred in connection with the defense or disposition of any action, suit or proceeding in which an Officer or Trustee may be or may have been involved; and (b) any liabilities and expenses incurred by an Officer or Trustee as a result of having provided personally identifiable information to a regulator or counterparty by or with whom the Registrant (or its series, as applicable) is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty.

The Investment Advisory Contract, and Sub-advisory Agreement as applicable, (collectively, “Advisory Contracts”) between the Registrant and the investment adviser, and sub-adviser as applicable, (collectively, “Advisers”) of its series, provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Advisory Contracts on the part of the Advisers, Advisers shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Registrant’s distribution contract contains provisions limiting the liability, and providing for indemnification, of the Officers and Trustees under certain circumstances.

Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the By-Laws, as amended, or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the By-Laws, as amended, or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the By-Laws, as amended, or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 31. Business and Other Connections of Investment Adviser: Federated Investment Management Company
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of two of the Trustees and two of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Hermes, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Vice Chairman, Federated Hermes, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and James J. Gallagher, II, Partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494. The business address of each of the Officers of the Investment Adviser is 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Hermes Fund Complex described in Part B of this Registration Statement.
The Officers of the Investment Adviser are:
Chairman:	J. Christopher Donahue
President/ Chief Executive Officer:	John B. Fisher
Executive Vice Presidents:	Deborah A. Cunningham Anne H. Kruczek Robert J. Ostrowski Timothy G. Trebilcock
Senior Vice Presidents:

Todd Abraham

Jeremy Boughton

Jonathan C. Conley

Mark E. Durbiano

Donald T. Ellenberger

Eamonn G. Folan

Richard J. Gallo

John T. Gentry

Michael R. Granito

Lori A. Hensler

Susan R. Hill

William R. Jamison

Jeffrey A. Kozemchak

Tracey L. Lusk

Judith J. Mackin

Christopher P. McGinley

Mary Jo Ochson

Ihab Salib

Michael W. Sirianni, Jr.

Nicholas S. Tripodes

Paige Wilhelm

Vice Presidents:

John Badeer

Patrick D. Benacci

Christopher S. Bodamer

G. Andrew Bonnewell

Hanan Callas

David B. Catalane, Jr.

Nicholas S. Cecchini

James Chelmu

Leslie Ciferno

Jerome Conner

Lee R. Cunningham, II

Gregory Czamara, V

B. Anthony Delserone, Jr.

Jason DeVito

Bryan Dingle

Ann Ferentino

Kevin M. Fitzpatrick

Timothy P. Gannon

Kathryn P. Glass

James L. Grant

Brandon Ray Hochstetler

Nathan H. Kehm

Allen J. Knizner

Daniel James Mastalski

Robert J. Matthews

Karl Mocharko

Joseph M. Natoli

Nicholas Navari

Gene Neavin

Bob Nolte

Liam O’Connell

Bradley S. Payne

John Polinski

Rae Ann Rice

Braden Rotberg

Brian Ruffner

Thomas C. Scherr

John Scullion

John Sidawi

Paul Smith

Peter Snook

Kyle Stewart

Randal Stuckwish

Mary Ellen Tesla

Frank Tetlow

James Damen Thompson

Anthony A. Venturino

Patrick O. Watson

Mark Weiss

George B. Wright

Christopher Wu

Assistant Vice Presidents:

Patrick B. Cooper

Robert Glasior

Christopher David Herkins

Quincy Hershey

Christopher F. Hopkins

Jeff J. Ignelzi

Bennett L. Lo

Derek Allen Plaski

Steven J. Slanika

Tyler R. Stenger

Michael S. Wilson

John E. Wyda

Secretary:	G. Andrew Bonnewell
Assistant Secretaries:	Jonathan M. Lushko George F. Magera
Treasurer:	Thomas R. Donahue
Assistant Treasurers:	Autumn L. Favero Richard A. Novak
Chief Compliance Officer:	Stephen Van Meter

Item 32. Principal Underwriters:
(a)	Federated Securities Corp., the Distributor for shares of the Registrant, acts as principal underwriter for the following investment companies, including the Registrant:
Federated Hermes Adjustable Rate Securities Trust
Federated Hermes Adviser Series
Federated Hermes Core Trust
Federated Hermes Core Trust III
Federated Hermes Equity Funds
Federated Hermes Equity Income Fund, Inc.
Federated Hermes ETF Trust
Federated Hermes Fixed Income Securities, Inc.
Federated Hermes Global Allocation Fund
Federated Hermes Government Income Trust
Federated Hermes High Yield Trust
Federated Hermes Income Securities Trust
Federated Hermes Index Trust
Federated Hermes Institutional Trust
Federated Hermes Insurance Series
Federated Hermes Intermediate Municipal Trust
Federated Hermes Investment Series Funds, Inc.
Federated Hermes Managed Pool Series
Federated Hermes MDT Series
Federated Hermes Money Market Obligations Trust
Federated Hermes Municipal Bond Fund, Inc.
Federated Hermes Municipal Securities Income Trust
Federated Hermes Premier Municipal Income Fund
Federated Hermes Project and Trade Finance Tender Fund
Federated Hermes Short-Intermediate Duration Municipal Trust
Federated Hermes Short-Intermediate Government Trust
Federated Hermes Short-Term Government Trust
Federated Hermes Sustainable High Yield Bond Fund, Inc.
Federated Hermes Total Return Government Bond Fund
Federated Hermes Total Return Series, Inc.
Federated Hermes World Investment Series, Inc.

(b)
(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Executive Vice President, Assistant Secretary and Director:	Thomas R. Donahue
President and Director:	Paul Uhlman
Vice President and Director:	Peter J. Germain
Director:	Frank C. Senchak

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Executive Vice Presidents:	Bryan M. Burke Charles L. Davis, Jr. Peter W. Eisenbrandt Anne H. Kruczek Solon A. Person Brian S. Ronayne
Senior Vice Presidents:

Irving Anderson

Jeff Antonacci

Christopher D. Berg

Daniel G. Berry

William Boarts

Jack Bohnet

Edwin J. Brooks, III

Daniel P. Casey

Scott J. Charlton

James S. Conely

Michael DiMarsico

Jack C. Ebenreiter

Heather W. Froehlich

James Getz, Jr.

Erik Gosule

Dayna C. Haferkamp

Vincent L. Harper, Jr.

Bruce E. Hastings

Jeffrey S. Jones

Ryan W. Jones

Todd W. Jones

Philip L. Judson

Scott D. Kavanagh

Nicholas R. Kemerer

Michael Koenig

Edwin C. Koontz

Jane E. Lambesis

David M. Larrick

Michael Liss

Judith J. Mackin

Paul J. Magan

Brian McInis

Diane Marzula

Daniel Patrick McGrath

Richard C. Mihm

Vincent T. Morrow

John C. Mosko

Alec H. Neilly

James E. Ostrowski

Stephen Otto

Mark B. Patsy

Richard P. Paulson

Diane M. Robinson

Matt Ryan

Tom Schinabeck

Peter C. Siconolfi

John A. Staley

Mark J. Strubel

Jonathan P. Sullivan

William C. Tustin

David A. Wasik

G. Walter Whalen

Brian R. Willer

Lewis C. Williams

Theodore E. Williams

James J. Wojciak

Michael Wolff

Daniel R. Wroble

Erik Zettlemayer

Vice Presidents:

Frank Amato

Catherine M. Applegate

Jeff D. Aronsohn, Jr.

Kenneth C. Baber

Justin A. Bard

Raisa E. Barkaloff

Marc Benacci

Joshua W. Billiel

Zachary Bono

Matthew A. Boyle

Thomas R. Brown

Mark Carroll

Dan Casey

Edward R. Costello

Stephen J. Costlow

Mary Ellen Coyne

Casey Curtin

David G. Dankmyer

Christopher T. Davis

Charles R. Ebbs

Ryan Alexander Fairbrother

Mark A. Flisek

Maya Gorokhovskiy (Ferd)

David D. Gregoire

Raymond J. Hanley

George M. Hnaras

Scott A. Holick

Christopher Jackson

Timothy H. Johnson

Andrew R. Kehler

Scott Robert Kelley

Patrick Kelly

Robert H. Kern

Shawn E. Knutson

Andrew Paul Larson

John S. Larson

Anthony W. Lennon

Justin Levy

John P. Liekar

Jonathan Lipinski

Alexi A. Maravel

Thomas Andrew Marik

Stephen R. Massey

Meghan McAndrew

Catherine McGee

Samuel McGowan

Mark J. Murphy

Ted Noethling

Marcus Persichetti

Luke Anthony Raffa

Max E. Recker

Emory Redd

Melissa R. Ryan

John Shrewsbury

Bradley Smith

Justin J. Slomkowski

Derrick Stancick

Jason Straker

Gregory Tzanoukakis

Scott A. Vallina

James M. Wagner

David Wasik

Jennifer M. Weaver

Littell Wilson Jr.

Assistant Vice Presidents:

Debbie Adams-Marshall

Matthew Alan Cichowicz

Courtney Comstock

Adina Davis

Christopher DiBartolomeo

Madison Dischinger

Michelle Ausefski Doyle

Andrew Druckenbroad

Lucie Gordon

Elizabeth Krah Graner

Kristen C. Kiesling

Katerina Alexandra Kotulak

Leah Kaitlin Leitzel

Clara L. Matvey

Jennifer M. McSorley

John K. Murray

Patrick Joseph O’Reilly

Carol Anne Sheppard

Laura Vickerman

Secretary:	Kary A. Moore
Assistant Secretaries:	Thomas R. Donahue
George F. Magera
Treasurer:	Richard A. Novak
Assistant Treasurer:	Autumn L. Favero
Chief Compliance Officer:	Stephen Van Meter

(c)	Not Applicable

Item 33. Location of Accounts and Records:
All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	Federated Hermes Funds 4000 Ericsson Drive Warrendale, PA 15086-7561 (Notices should be sent to the Agent for Service at the address listed on the facing page of this filing.)
Federated Administrative Services (Administrator)	1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated Investment Management Company (Adviser)	1001 Liberty Avenue Pittsburgh, PA 15222-3779
SS&C GIDS, Inc. (Transfer Agent and Dividend Disbursing Agent)	P.O. Box 219318 Kansas City, MO 64121-9318
State Street Bank and Trust Company (Custodian)	1 Iron Street Boston, MA 02110

Item 34. Management Services: Not applicable.

Item 35. Undertakings:
Registrant hereby undertakes to comply with the provisions of Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of special shareholder meetings by shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Federated Hermes Total Return Government Bond Fund, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 25th day of April, 2025.

FEDERATED HERMES TOTAL RETURN GOVERNMENT BOND FUND
BY: /s/ George F. Magera George F. Magera, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:
NAME	TITLE	DATE
BY: /s/ George F. Magera George F. Magera, Assistant Secretary	Attorney In Fact For the Persons Listed Below	April 25, 2025
J. Christopher Donahue *	President and Trustee (Principal Executive Officer)
John B. Fisher*	Trustee
Jeremy D. Boughton*	Treasurer (Principal Financial Officer/Principal Accounting Officer)
John G. Carson*	Trustee
G. Thomas Hough*	Trustee
Karen L. Larrimer*	Trustee
Max Miller*	Trustee
Frank J. Nasta*	Trustee
Thomas O’Neill*	Trustee
Madelyn A. Reilly*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney